DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS CALIFORNIA AMT-FREE MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY & AGENCY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
COMBINED
STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 2010

As Revised JANUARY 3, 2011
(For Institutional Shares, Agency Shares, Administrative Shares, Classic Shares, Investor Shares, Participant Shares, Premier Shares, Service Shares and Select Shares*)

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses dated June 1, 2010 for each class of shares of each Fund listed above (each, a "Fund"), as each Prospectus may be revised from time to time.  To obtain a copy of the Prospectus for a class of shares of a Fund, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call one of the following numbers:

Outside New York State -- Call Toll Free 1-800-346-3621
In New York State -- Call 1-718-895-1650

Individuals or entities for whom institutions may purchase or redeem Fund shares may write to a Fund at the above address or call toll free 1-800-554-4611 (1-800-645-6561 for Classic Shares) to obtain a copy of a Fund Prospectus.

The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

Each Fund is a separate investment portfolio, each with operations and results which are unrelated to those of each other Fund.  Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company") and Dreyfus California AMT-Free Municipal Cash Management, Dreyfus New York AMT-Free Municipal Cash Management and Dreyfus Tax Exempt Cash Management are separate series of Dreyfus Tax Exempt Cash Management Funds (the "Trust").  This combined Statement of Additional Information has been provided for investors' convenience to provide investors with the opportunity to consider eleven investment choices in one document.
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* Agency Shares are offered by each Fund, except Dreyfus New York AMT-Free Municipal Cash Management.  Service Shares and Select Shares are offered only by Dreyfus Cash Management Plus, Inc. and Dreyfus Treasury & Agency Cash Management.  Premier Shares are offered only by Dreyfus Treasury & Agency Cash Management.  Classic Shares are offered only by Dreyfus New York AMT-Free Municipal Cash Management.

                                                                      TABLE OF CONTENTS

Page

Description of the Funds	B-3
Management of the Funds	B-25
Management Arrangements	B-34
How to Buy Shares	B-39
Service Plans (Agency Shares, Administrative Shares, Classic Shares, Investor Shares, Participant Shares, Premier Shares, Service Shares and Select Shares Only)	B-42
Shareholder Services Plans (Institutional Shares Only)	B-45
How to Redeem Shares	B-45
Determination of Net Asset Value	B-47
Shareholder Services B-48	B-48
Dividends, Distributions and Taxes	B-50
Portfolio Transactions	B-50
Information About the Funds	B-53
Counsel and Independent Registered Public Accounting Firm	B-54
Appendix A	B-55
Appendix B	B-56
Appendix C (Dreyfus New York Municipal Cash Management and Dreyfus New York AMT-Free Municipal Cash Management )	B-60
Appendix D (Dreyfus California AMT-Free Municipal Cash Management)	B-70
Appendix E	B-106

Description of the Funds

Dreyfus Cash Management, Dreyfus Government Cash Management Funds, and Dreyfus Tax Exempt Cash Management Funds were formed originally as Maryland corporations on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March 1985.  On May 22, 1987, each of these Funds reorganized as a Massachusetts business trust.  Dreyfus Cash Management Plus, Inc. is a Maryland corporation formed on August 12, 1987.  Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury & Agency Cash Management, and Dreyfus Treasury Prime Cash Management are Massachusetts business trusts that commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively.

Each Fund is an open-end management investment company, known as a money market mutual fund.  Each Fund, other than Dreyfus New York Municipal Cash Management, Dreyfus New York AMT-Free Municipal Cash Management, and Dreyfus California AMT-Free Municipal Cash Management, is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).  Each of Dreyfus New York Municipal Cash Management, Dreyfus New York AMT-Free Municipal Cash Management, and Dreyfus California AMT-Free Municipal Cash Management is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").  Each Fund’s portfolio is structured within the confines of Rule 2a-7 under the 1940 Act.

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's investment adviser.

MBSC Securities Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectuses.

U.S. Treasury Securities.  (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury & Agency Cash Management, and Dreyfus Treasury Prime Cash Management (collectively, the "Taxable Funds"))  Each Taxable Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. Government Securities.  (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, and Dreyfus Treasury & Agency Cash Management)  Each of these Funds may invest, in addition to U.S. Treasury securities, in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  Dreyfus Treasury & Agency Cash Management may invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities supported by the full faith and credit of the U.S. Treasury.

Bank Obligations.  (Dreyfus Cash Management and Dreyfus Cash Management Plus)  Each of these Funds may purchase certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Each of these Funds may invest in TDs and CDs issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks.  Each Fund is authorized to purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided the Fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  The Fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation.  As a result of Federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:  (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case‑by‑case basis.

Commercial Paper.  (Dreyfus Cash Management and Dreyfus Cash Management Plus) Each of these Funds may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by each Fund will consist only of direct obligations issued by domestic and foreign entities.  The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes).

Floating and Variable Rate Obligations.  (Dreyfus Cash Management, Dreyfus Cash Management Plus, and Tax Exempt Funds)  Each of these Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.  Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price.  Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Asset-Backed Securities.  (Dreyfus Cash Management and Dreyfus Cash Management Plus)  Each of these Funds may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Repurchase Agreements.  (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Treasury & Agency Cash Management)  Each of these Funds may enter into repurchase agreements.  In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price.  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The Fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by such Fund under a repurchase agreement.  In connection with its third-party repurchase transactions, the Fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the Fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.  Each of these Funds may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, except with respect to Dreyfus Treasury & Agency Cash Management and Dreyfus Government Cash Management, collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality ("credit collateral").  Repurchase agreement transactions engaged in by Dreyfus Treasury & Agency Cash Management will be collateralized only by U.S. Treasury securities and securities issued by the Government National Mortgage Association.  Transactions that are collateralized fully enable the Fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess  of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured  with U.S. Government securities.  Fixed income securities rated Baa/BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") are known as investment grade bonds.  Investment grade and below investment grade bonds involve degrees of credit risks, which relate to the likelihood that the bond issuer will pay interest and repay principal on a timely basis.  Fixed income securities rated Ba/BB or lower by Moody's, S&P and Fitch are regarded as below investment grade (i.e., "junk" bonds) and are considered speculative in terms of the issuer's creditworthiness.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Foreign Government Obligations; Securities of Supranational Entities.  (Dreyfus Cash Management Plus only)  The Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest.  Such securities also include debt obligations of supranational entities.  Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank of Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Municipal Obligations.  (Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus New York AMT-Free Municipal Cash Management and Dreyfus California AMT-Free Municipal Cash Management (collectively, the "Tax Exempt Funds"))  As a fundamental policy, each Tax Exempt Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and, with respect to Dreyfus New York Municipal Cash Management and Dreyfus New York AMT-Free Municipal Cash Management, New York State and New York City, and, with respect to Dreyfus California AMT-Free Municipal Cash Management, California State, personal income taxes (collectively, "Municipal Obligations").  If New York Municipal Obligations are at any time unavailable for investment by Dreyfus New York Municipal Cash Management or Dreyfus New York AMT-Free Municipal Cash Management, or, if California Municipal Obligations are at any time unavailable for investment by Dreyfus California AMT-Free Municipal Cash Management, the Fund will invest temporarily in other Municipal Obligations.  Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Obligations bear fixed, floating or variable rates of interest.

For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (the "AMT").  Dreyfus Municipal Cash Management Plus and Dreyfus New York Municipal Cash Management may invest without limitation, and Dreyfus Tax Exempt Cash Management may invest up to 20% of its assets, in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund's investment objective.  Dreyfus California AMT-Free Municipal Cash Management and Dreyfus New York AMT-Free Municipal Cash Management will not purchase Municipal Obligations the income from which is subject to the AMT.

Derivative Products. (Tax Exempt Funds) Each Tax Exempt Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations.  A Tax Exempt Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the 1940 Act.  The principal types of derivative products are described below.

1.      Tax Exempt Participation Interests.  Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation.  Participation interests may have fixed, floating or variable rates of interest and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

2.      Tender Option Bonds.  Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider.  The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

3.      Custodial Receipts.  In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes.  The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

4.      Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions, and, therefore, may not have an active trading market.  When the Fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations.  (Tax Exempt Funds)  Each Tax Exempt Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended January 31, 2010, computed on a monthly basis, for each Tax Exempt Fund, was as follows:

			Percentage of Value
Fitch or	Moody's or	S&P	Dreyfus Municipal Cash Management Plus	Dreyfus Tax Exempt Cash Management	Dreyfus New York Municipal Cash Management	Dreyfus California AMT-Free Municipal Cash Management	Dreyfus New York AMT-Free Municipal Cash Management

F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A-1+/A-1	94.3%	94.4%	87.1%	90.2%	87.7%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A-2+/A-2	--	--	--	--	--
AAA/AAA	Aaa/Aa/A	AAA/AA/A	1.3%	5.3%	6.8%	8.1%	4.7%
Not Rated	Not Rated	Not Rated	4.4%*	0.3%*	6.1%*	1.7%*	7.6%*
			100.0%	100.0%	100.0%	100.0%	100.0%

*    Included in the Not Rated category are securities which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 or SP-1+/SP-1 rating categories.

If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

To the extent the ratings given by Moody's, S&P or Fitch or such other for Municipal Obligations change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Funds' Prospectuses and this Statement of Additional Information.  The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

As of June 1, 2010, the Board had not designated any nationally recognized statistical ratings organization whose credit ratings with respect to any obligor or security will be used by a Fund to determine whether a security is an “eligible security” pursuant to Rule 2a-7.

Taxable Investments.  (Tax Exempt Funds)  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, each Tax Exempt Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; CDs of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; TDs; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the AMT.  If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.  When Dreyfus New York Municipal Cash Management or Dreyfus New York AMT-Free Municipal Cash Management has adopted a temporary defensive position, including when acceptable New York Municipal Obligations are unavailable for investment by Dreyfus New York Municipal Cash Management or Dreyfus New York AMT-Free Municipal Cash Management, in excess of 20% of each such Fund's assets may be invested in securities that are not exempt from New York State and New York City income tax.  When Dreyfus California AMT-Free Municipal Cash Management has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by Dreyfus California AMT-Free Municipal Cash Management, in excess of 20% of such Fund's assets may be invested in securities that are not exempt from California State income tax.  Under normal market conditions, none of the Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities.  (All Funds)  Each Fund may invest up to 5% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectuses.  A Tax Exempt Fund's use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money.  (All Funds)  Each of Dreyfus California AMT-Free Municipal Cash Management and Dreyfus New York AMT-Free Municipal Cash Management is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets; each such Fund, however, currently intends only to borrow money from banks for temporary or emergency (not leveraging) purposes.  Each other Fund may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.  In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below under "Reverse Repurchase Agreements."

Reverse Repurchase Agreements.  (Dreyfus Cash Management Plus)  Dreyfus Cash Management Plus may enter into reverse repurchase agreements with banks, brokers or dealers.  Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement.  At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  The Fund's Board has considered the risks to the Fund and its shareholders which may result from the entry into reverse repurchase agreements and has determined that the entry into such agreements is consistent with the Fund's investment objective and management policies.  The Fund will segregate permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.

Lending Portfolio Securities.  (Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Government Prime Cash Management)  Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% (20% as to Dreyfus Government Cash Management) of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the ″Lending Agent″).  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A Fund will minimize this risk by limiting the investment of cash collateral to high quality short term instruments of the type in which the Fund may invest or, except for Dreyfus Government Prime Cash Management, repurchase agreements.

Forward Commitments.  (All Funds)  Each Fund may purchase portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the purchase commitment.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Stand-By Commitments.  (Tax Exempt Funds)  Each Tax Exempt Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.

Interfund Borrowing and Lending Program.  (Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, and Dreyfus Treasury & Agency Cash Management only) Pursuant to an exemptive order issued by the SEC, the Fund may lend money to, and/or borrow money from, certain other funds advised by Dreyfus or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. The Fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Certain Investment Considerations and Risks

General.  Each Fund attempts to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Bank Securities.  (Dreyfus Cash Management and Dreyfus Cash Management Plus)  To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.  The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Foreign Securities.  (Dreyfus Cash Management and Dreyfus Cash Management Plus)  Each of these Funds may invest in securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and commercial paper issued by foreign issuers, and, in the case of Dreyfus Cash Management Plus, foreign government obligations.  Accordingly, these Funds may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers.  Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Investing in Municipal Obligations.  (Tax Exempt Funds)  Each Tax Exempt Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.  As a result, the Tax Exempt Funds may be subject to greater risk as compared to municipal money market funds that do not follow this practice.

Certain municipal lease/purchase obligations in which each Tax Exempt Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.  In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in New York Municipal Obligations.  (Dreyfus New York Municipal Cash Management and Dreyfus New York AMT-Free Municipal Cash Management)  Since Dreyfus New York Municipal Cash Management and Dreyfus New York AMT-Free Municipal Cash Management are concentrated in securities issued by New York or entities within New York, an investment in one of these Funds may involve greater risk than investments in certain other types of municipal money market funds.  You should consider carefully the special risks inherent in these Funds' investment in New York Municipal Obligations.  You should review the information in "Appendix C" which provides a brief summary of special investment considerations and risk factors relating to investing in New York Municipal Obligations.

Investing in California Municipal Obligations.  (Dreyfus California AMT-Free Municipal Cash Management)  Since Dreyfus California AMT-Free Municipal Cash Management is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal money market funds.  You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations.  You should review the information in "Appendix D" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Obligations.

Simultaneous Investments.  (All Funds)  Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager.  If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, the Manager will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company and available investments or opportunities for sales will be allocated equitability to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  In addition, the Funds have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

Dreyfus Cash Management.  Dreyfus Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

2.                  Sell securities short or purchase securities on margin.

3.                  Write or purchase put or call options or combinations thereof.

4.                  Underwrite the securities of other issuers.

5.                  Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

6.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

7.                  Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations.  Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

8.                  Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

9.                  Invest in companies for the purpose of exercising control.

10.              Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

11.              Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

12.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * *

Dreyfus Cash Management Plus.  Dreyfus Cash Management Plus has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

2.                  Sell securities short or purchase securities on margin.

3.                  Write or purchase put or call options or combinations thereof.

4.                  Underwrite the securities of other issuers.

5.                  Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

6.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

7.                  Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations.  Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

8.                  Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

9.                  Invest in companies for the purpose of exercising control.

10.              Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

11.              Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

12.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * *

Dreyfus Government Cash Management.  Under normal circumstances, Dreyfus Government Cash Management invests solely in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements.  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.  In addition, Dreyfus Government Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time.  Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.                  Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

3.                  Sell securities short or purchase securities on margin.

4.                  Write or purchase put or call options or combinations thereof.

5.                  Underwrite the securities of other issuers.

6.                  Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

7.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

8.                  Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9.                  Invest in companies for the purpose of exercising control.

10.              Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

11.              Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

12.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * *

Dreyfus Government Prime Cash Management.  Under normal circumstances, Dreyfus Government Prime Cash Management invests solely in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.  In addition, Dreyfus Government Prime Cash Management has adopted investment restrictions numbered 1 through 6 as fundamental policies.  Investment restrictions numbered 7  through 11 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time.  The Fund may not:

1.                  Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowings to up to 33-1/3% of the value of the Fund's total assets.

2.                  Purchase securities on margin.

3.                  Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

4.                  Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that deal in real estate.

5.                  Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.  However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made in accordance with guidelines established by the SEC and the Company's Board.

6.                  Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, it agencies or instrumentalities.

7.                  Purchase common stocks, preferred stocks, warrants or other equity securities.

8.                  Write or purchase put or call options or combinations thereof, except that the Fund may purchase and sell "obligations with puts attached" in accordance with its stated investment policies.

9.                  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

10.              Enter into repurchase agreements.

11.              Purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * *

Dreyfus Treasury & Agency Cash Management.  Under normal circumstances, Dreyfus Treasury & Agency Cash Management invests solely in securities issued or guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by such securities.  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.  In addition, Dreyfus Treasury & Agency Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies.  Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.                  Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

3.                  Sell securities short or purchase securities on margin.

4.                  Write or purchase put or call options or combinations thereof.

5.                  Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

6.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

7.                  Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

8.                  Invest in companies for the purpose of exercising control.

9.                  Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

10.              Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

11.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * *

Dreyfus Treasury Prime Cash Management.  Under normal circumstances, Dreyfus Treasury Prime Cash Management invests solely in securities issued or guaranteed as to principal and interest by the U.S. Government.  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.  In addition, Dreyfus Treasury Prime Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The Fund may not:

1.                  Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.                  Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

3.                  Sell securities short or purchase securities on margin.

4.                  Write or purchase put or call options or combinations thereof.

5.                  Underwrite the securities of other issuers.

6.                  Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

7.                  Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

8.                  Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued and guaranteed by the U.S. Government.

9.                  Invest in companies for the purpose of exercising control.

10.              Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11.              Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

12.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * *

Dreyfus Municipal Cash Management Plus.  It is a fundamental policy that Dreyfus Municipal Cash Management Plus normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (or other instruments with similar economic characteristics).  In addition, Dreyfus Municipal Cash Management Plus has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time.  The Fund may not:

1.                  Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

2.                  Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

3.                  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4.                  Sell securities short or purchase securities on margin.

5.                  Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

6.                  Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

7.                  Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

8.                  Invest more than 5% of its assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

9.                  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

10.              Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

Notwithstanding investment restrictions numbered 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the SEC and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies.  In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the SEC and has become effective.

For purposes of investment restriction number 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

* * * *

Dreyfus Tax Exempt Cash Management.  It is a fundamental policy that Dreyfus Tax Exempt Cash Management normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in tax exempt Municipal Obligations (or other instruments with similar economic characteristics).  In addition, Dreyfus Tax Exempt Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time.  The Fund may not:

1.                  Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

2.                  Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

3.                  Sell securities short or purchase securities on margin.

4.                  Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

5.                  Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

6.                  Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

7.                  Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations.  Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

8.                  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9.                  Purchase more than 10% of the voting securities of any issuer (this restriction applies only with respect to 75% of the Fund's assets) or invest in companies for the purpose of exercising control.

10.              Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11.              Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

12.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

Notwithstanding investment restrictions numbered 1, 5 and 11, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the SEC and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the SEC and has become effective.

For purposes of investment restriction number 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

* * * *

Dreyfus New York Municipal Cash Management.  It is a fundamental policy that Dreyfus New York Municipal Cash Management normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Obligations (or other instruments with similar economic characteristics).  In addition, Dreyfus New York Municipal Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies.  Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time.  Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1.                  Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

2.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

3.                  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4.                  Sell securities short or purchase securities on margin.

5.                  Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

6.                  Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

7.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

8.                  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9.                  Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

Notwithstanding investment restrictions numbered 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the SEC and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies.  In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the SEC and has become effective.

For purposes of investment restriction number 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

* * * *

Dreyfus California AMT-Free Municipal Cash Management.  It is a fundamental policy that Dreyfus California AMT-Free Municipal Cash Management normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Obligations (or other instruments with similar economic characteristics).  In addition, Dreyfus California AMT-Free Municipal Cash Management has adopted investment restrictions numbered 1 through 7 as fundamental policies.  Investment restrictions numbered 8 through 11 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time.  The Fund may not:

1.                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Obligations (other than Municipal Obligations backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.                 Invest in physical commodities or commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3.                 Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

4.                 Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

5.                 Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board.

6.                 Act as an underwriter of securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.                 Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies.  For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, and the writing of options on securities are not deemed to be an issuance of senior security.

8.                 Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

9.                 Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

10.             Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

11.             Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

For purposes of investment restriction number 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

* * * *

Dreyfus New York AMT-Free Municipal Cash Management.  It is a fundamental policy that Dreyfus New York AMT-Free Municipal Cash Management normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Obligations (or other instruments with similar economic characteristics).  In addition, Dreyfus New York AMT-Free Municipal Cash Management has adopted investment restrictions numbered 1 through 7 as fundamental policies.  Investment restrictions numbered 8 through 11 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time.  The Fund may not:

1.                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Obligations (other than Municipal Obligations backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.                 Invest in physical commodities or commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3.                 Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

4.                 Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

5.                 Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board.

6.                 Act as an underwriter of securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.                 Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies.  For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, and the writing of options on securities are not deemed to be an issuance of senior security.

8.                 Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

9.                 Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

10.             Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

11.             Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

For purposes of investment restriction number 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

* * * *

All Funds.  If a percentage restriction is adhered to at the time of investment by a Fund, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of that Fund's restriction.

Management of the Funds

Board of the Fund

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Fund's Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Fund's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (66) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

 (1997 - present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005-2009)

David W. Burke (72) Board Member (1994)	Corporate Director and Trustee	N/A

Isabel Dunst (63) Board Member (1991)	Partner, Hogan Lovells	N/A

Robin A. Melvin (46) Board Member (2010)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 -present)

Senior Vice President, Mentor, a national non-profit youth mentoring organization (1992-2005)

N/A

Philip L. Toia (75) Board Member (2007)	Private Investor	N/A

Roslyn M. Watson (60) Board Member (2010)	Principal, Watson Ventures, Inc., a real estate investment company (1993-present)	N/A

Benaree Pratt Wiley (63) Board Member (2007)

Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008- present)

            Each Board member has been a Board member of other Dreyfus mutual funds for at least ten years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (BNY Mellon) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Isabel Dunst – Ms. Dunst has been practicing law for almost 40 years.  Half of her career was spent at the U.S. Department of Health and Human Services, including serving as the Deputy General Counsel of that agency, the senior career legal position. Ms. Dunst has been a partner for approximately 20 years in the Washington based international law firm of Hogan Lovells, which she joined in 1990.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Philip L. Toia – From 1984 through 1997, Mr. Toia served in various roles as an employee of Dreyfus.  During this time he directed the organization of the fixed-income research group, investor relations, organized the bank wholesaling group, and served as a director and officer of subsidiaries of Dreyfus.  Upon the acquisition of Dreyfus by a predecessor of BNY Mellon, Mr. Toia took on additional duties as Vice Chairman for Administration and Operations, including being responsible for fund accounting, fund legal, information systems and human resources.  He also served as a member of the Board. He ceased all roles at Dreyfus by 1997.  Before Dreyfus, Mr. Toia served as Group Executive for Public Finance at Chase Manhattan Bank, managing its investment banking group and its tax-exempt underwriting, trading and sales departments. He also served on Board of Directors of Chase Manhattan Bank, Delaware.  In addition, from 1975 through 1977, Mr. Toia served as Deputy Mayor for Finance for the City of New York.

•         Roslyn M. Watson – In addition to her tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, SBLI USA Mutual Life Insurance Company, Inc., The Hyams Foundation, Inc., Pathfinder International and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•         Benaree Pratt Wiley – In addition to her tenure as a Board member of various Dreyfus mutual funds, Ms. Wiley has been a business entrepreneur and management consultant for over 18 years.  Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term. Each Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors, listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation, Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing evaluation committee comprised of any one Board member.  The function of the evaluation committee is to assist in valuing the Fund's investments.  Each Fund's audit committee met three times, while its nominating committee and compensation committee did not meet, during the fiscal year ended January 31, 2010.  The evaluation committees also did not meet during the last fiscal year.

The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	Shares of any of the Funds	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	Over $100,000
Isabel Dunst	None	None
Robin A. Melvin	None	$50,001-$100,000
Philip L. Toia	None	$1-$10,000
Rosalyn M. Watson	None	$10,001 - $50,000
Benaree Pratt Wiley	None	Over $100,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Currently, each Fund typically pays its Board members its allocated portion of an annual retainer of $35,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Funds in the Dreyfus Family of Funds, and reimburses them for their expenses.  The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amounts of compensation payable to each Board member by each Fund for the fiscal year ended January 31, 2010, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

Name of Board Member and Fund	Aggregate Compensation from the Fund (+)(*)	Total Compensation from the Funds and Fund Complex Paid to Board Member (**)

Joseph S. DiMartino		$873,427 (192)

Dreyfus Cash Management	$18,560
Dreyfus Cash Management Plus, Inc.	$ 3,080
Dreyfus Government Cash Management Funds***	$18,101
Dreyfus Treasury & Agency Cash Management	$ 7,664
Dreyfus Treasury Prime Cash Management	$14,268
Dreyfus Municipal Cash Management Plus	$ 864
Dreyfus Tax Exempt Cash Management Funds****	$ 2,862
Dreyfus New York Municipal Cash Management	$ 430

David W. Burke	$395,190 (83)

Dreyfus Cash Management	$14,551
Dreyfus Cash Management Plus, Inc.	$ 2,266
Dreyfus Government Cash Management Funds***	$14,407
Dreyfus Treasury & Agency Cash Management	$ 6,128
Dreyfus Treasury Prime Cash Management	$11,344
Dreyfus Municipal Cash Management Plus	$ 688
Dreyfus Tax Exempt Cash Management Funds****	$ 2,278
Dreyfus New York Municipal Cash Management	$ 364

Isabel P. Dunst	$57,000 (11)

Dreyfus Cash Management	$13,713
Dreyfus Cash Management Plus, Inc.	$ 2,106
Dreyfus Government Cash Management Funds***	$13,325
Dreyfus Treasury & Agency Cash Management	$ 5,632
Dreyfus Treasury Prime Cash Management	$10,346
Dreyfus Municipal Cash Management Plus	$ 654
Dreyfus Tax Exempt Cash Management Funds****	$ 2,129
Dreyfus New York Municipal Cash Management	$ 342

Robin A. Melvin +++		$88,600 (39)

Dreyfus Cash Management	$ 0
Dreyfus Cash Management Plus, Inc.	$ 0
Dreyfus Government Cash Management Funds***	$ 0
Dreyfus Treasury & Agency Cash Management	$ 0
Dreyfus Treasury Prime Cash Management	$ 0
Dreyfus Municipal Cash Management Plus	$ 0
Dreyfus Tax Exempt Cash Management Funds****	$ 0
Dreyfus New York Municipal Cash Management	$ 0

Warren B. Rudman ++		$130,590 (29)

Dreyfus Cash Management	$11,295
Dreyfus Cash Management Plus, Inc.	$ 1,847
Dreyfus Government Cash Management Funds***	$10,692
Dreyfus Treasury & Agency Cash Management	$ 4,957
Dreyfus Treasury Prime Cash Management	$ 8,203
Dreyfus Municipal Cash Management Plus	$ 536
Dreyfus Tax Exempt Cash Management Funds****	$ 1,716
Dreyfus New York Municipal Cash Management	$ 273

Philip L. Toia		$106,592 (26)

Dreyfus Cash Management	$14,526
Dreyfus Cash Management Plus, Inc.	$ 2,241
Dreyfus Government Cash Management Funds***	$14,266
Dreyfus Treasury & Agency Cash Management	$ 6,071
Dreyfus Treasury Prime Cash Management	$11,246
Dreyfus Municipal Cash Management Plus	$ 680
Dreyfus Tax Exempt Cash Management Funds****	$ 2,256
Dreyfus New York Municipal Cash Management	$ 360

Roslyn M. Watson +++		$102,500 (45)

Dreyfus Cash Management	$ 0
Dreyfus Cash Management Plus, Inc.	$ 0
Dreyfus Government Cash Management Funds***	$ 0
Dreyfus Treasury & Agency Cash Management	$ 0
Dreyfus Treasury Prime Cash Management	$ 0
Dreyfus Municipal Cash Management Plus	$ 0
Dreyfus Tax Exempt Cash Management Funds****	$ 0
Dreyfus New York Municipal Cash Management	$ 0

Benaree Pratt Wiley		$225,881 (71)

Dreyfus Cash Management	$13,713
Dreyfus Cash Management Plus, Inc.	$ 2,106
Dreyfus Government Cash Management Funds***	$13,325
Dreyfus Treasury & Agency Cash Management	$ 5,632
Dreyfus Treasury Prime Cash Management	$10,346
Dreyfus Municipal Cash Management Plus	$ 654
Dreyfus Tax Exempt Cash Management Funds****	$ 2,229
Dreyfus New York Municipal Cash Management	$ 342

___________________________
(+) The aggregate compensation payable to each Board member by each Fund was paid by the Manager. See "Management Arrangements."

(*)  Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which amounted in the aggregate to $7,814.

(**) Represents the number of separate portfolios comprising the investment companies of the Fund complex, including the Funds, for which the Board member serves.

(***) Includes Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management.

(****) Includes Dreyfus Tax Exempt Cash Management, Dreyfus New York AMT-Free Municipal Cash Management, and Dreyfus California AMT-Free Municipal Cash Management.
(++) Emeritus Board member as of May 18, 2010.
(+++) Ms. Melvin and Ms. Watson became Board members as of April 1, 2010. As such, Ms. Melvin and Ms. Watson received no compensation from the Funds for periods prior thereto.

Officers of the Funds

BRADLEY J. SKAPYAK, President. Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 75 investment companies (comprised of 166 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 75 investment companies (comprised of 166 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 62 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. CHARLES CARDONA, Executive Vice President.  President and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 13 investment companies (comprised of 21 portfolios) managed by the Manager.  He is 54 years old and has been an employee of the Manager since February 1981.

JAMES WINDELS, Treasurer. Director-Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary.  Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary.  Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary.   Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary. Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary.  Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary.  Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer.   Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer.   Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer.  Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager.  He is 39 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Funds is 200 Park Avenue, New York, New York 10166.

Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on May 13, 2010.

Set forth in "Appendix E" to this Statement of Additional Information are the shareholders known by each Fund (as indicated) to own of record 5% or more of the Fund's Institutional Shares, Agency Shares, Administrative Shares, Investor Shares, Participant Shares, Service Shares, Premier Shares or Select Shares outstanding on May 13, 2010.  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Management Arrangements

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") between the Manager and each Fund.  As to each Fund, the Agreement is subject to annual approval by (i) such Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Manager.  Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board.  The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.  The portfolio managers of the Taxable Funds are Bernard Kiernan, Patricia A. Larkin, James G. O'Connor, and Thomas Riordan.  The portfolio managers of the Tax Exempt Funds are Joseph Irace, Colleen Meehan, and Bill Vasiliou.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

The Funds, the Manager and the Distributor each have adopted a Code of Ethics, that permits its personnel, subject to the Code of Ethics, to invest in securities that may be purchased or held by a Fund.  The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Funds.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

In managing each Fund, Dreyfus will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for the Funds and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by the Fund, the Fund is not required to sell that security.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of a Fund are borne by the Fund, except to the extent specifically assumed by the Manager as described below.  The expenses borne by each Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors or employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and corporate meetings, and any extraordinary expenses.  Each Fund bears certain expenses with respect to its Agency Shares, Administrative Shares, Classic Shares, Investor Shares, Participant Shares, Premier Shares, Service Shares and Select Shares in accordance with separate written plans and also bears certain costs associated with implementing and operating such plans.  See "Service Plans."

For the fiscal years ended January 31, 2008, 2009, and 2010, the management fee payable by each Fund to the Manager, the amounts waived by the Manager (if any), and the net fee paid by each Fund were are follows:

	Management Fee Payable
Fund	2010	2009	2008

Dreyfus Cash Management	$82,718,061	$61,558,398	$31,585,648
Dreyfus Cash Management Plus	$13,833,044	$25,687,621	$25,223,486
Dreyfus Government Cash Management	$68,492,769	$45,085,399	$18,505,206
Dreyfus Government Prime Cash Management	$13,309,718	$12,854,967	$ 4,897,554
Dreyfus Municipal Cash Management Plus	$ 4,080,752	$ 3,379,450	$ 3,324,759
Dreyfus New York Municipal Cash Management	$ 2,046,262	$ 1,848,388	$ 1,480,241
Dreyfus Tax Exempt Cash Management	$12,430,939	$11,707,426	$ 7,440,220
Dreyfus Treasury & Agency Cash Management	$34,882,886	$37,937,795	$21,935,350
Dreyfus Treasury Prime Cash Management	$63,531,475	$53,471,494	$ 8,131,084
Dreyfus California AMT-Free Municipal Cash Management	$ 552,100	$ 632,979	$ 150,601*

Dreyfus New York AMT-Free Municipal Cash Management	$ 449,433	$ 38,265***	$ 130,870 **

Reduction in Fee
Fund	2010	2009	2008

Dreyfus Cash Management	$ 2,085,723	N/A	N/A
Dreyfus Cash Management Plus	$ 746,145	N/A	N/A
Dreyfus Government Cash Management	$ 1,815,322	N/A	N/A
Dreyfus Government Prime Cash Management	$ 664,907	$ 24,149	N/A
Dreyfus Municipal Cash Management Plus	$ 452,177	N/A	N/A
Dreyfus New York Municipal Cash Management	$ 216,159	N/A	N/A
Dreyfus Tax Exempt Cash Management	$ 778,828	N/A	N/A
Dreyfus Treasury & Agency Cash Management	$ 1,295,846	$1,245,878	N/A
Dreyfus Treasury Prime Cash Management	$ 2,045,895	$4,518,677	N/A
Dreyfus California AMT-Free Municipal Cash Management	$ 188,282	$ 158,678	N/A
Dreyfus New York AMT-Free Municipal Cash Management	N/A	$ 933***	N/A

	Net Management Fee Paid
Fund	2010	2009	2008

Dreyfus Cash Management	$80,632,338	$61,558,398	$31,585,648
Dreyfus Cash Management Plus	$13,086,899	$25,687,621	$25,223,486
Dreyfus Government Cash Management	$66,677,447	$45,085,399	$18,505,206
Dreyfus Government Prime Cash Management	$12,644,811	$12,830,818	$ 4,897,554
Dreyfus Municipal Cash Management Plus	$ 3,628,575	$ 3,379,450	$ 3,324,759
Dreyfus New York Municipal Cash Management	$ 1,830,103	$ 1,848,388	$ 1,480,241
Dreyfus Tax Exempt Cash Management	$11,652,111	$11,707,426	$ 7,440,220
Dreyfus Treasury & Agency Cash Management	$33,587,040	$36,691,917	$21,935,350
Dreyfus Treasury Prime Cash Management	$61,485,580	$48,952,817	$ 8,131,084
Dreyfus California AMT-Free Municipal Cash Management	$ 363,818	$ 474,301	$ 150,601*
Dreyfus New York AMT-Free Municipal Cash Management	$ 449,433	$ 37,332***	$ 130,870**

________________________

*For the fiscal period July 31, 2007 (commencement of operations) through January 31, 2008.

**For the fiscal period September 13, 2008 (commencement of operations) through December 31, 2008.

***For the one-month fiscal period ended January 31, 2009.

As to Dreyfus New York AMT-Free Municipal Cash Management, the Manager has agreed that the Manager, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund:  (i) the management fee payable monthly at the annual rate of 0.20% of the value of the Fund's average daily net assets and (ii) as to Administrative Shares, Classic Shares, Investor Shares, and Participant Shares, payments made pursuant to the Fund's Service Plan with respect to each such class of shares at the annual rate set forth in the Service Plan.  See "Service Plans."  The Manager may terminate this agreement upon at least 90 days' prior notice to investors, but has committed not to do so at least through the date set forth in the relevant Fund's Prospectus.

In addition, each Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.  Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and the BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as “Dreyfus Services Corporation”.

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any Rule 12b-1 fees or other expenses paid by the Funds to those Service Agents.  Because those payments are not made by shareholders or the Funds, a Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to certain Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing".  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to investors.  Investors should contact their Service Agent for details about any payments the Service Agent may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the respective Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping, and/or sub-transfer agency services to beneficial owners of the Fund.

The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, One Wall Street, New York, New York 10286, is each Fund's custodian.  Under a custody agreement with each Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from the Fund based on the market value of the respective Fund's assets held in custody and receives certain securities transactions charges.

How to Buy Shares

Each Fund offers multiple classes of shares.  Each Fund, other than Dreyfus New York AMT-Free Municipal Cash Management, offers:  Institutional Shares, Agency Shares, Administrative Shares, Investor Shares and Participant Shares.  Dreyfus Cash Management Plus and Dreyfus Treasury & Agency Cash Management also offer Service Shares and Select Shares, and Dreyfus Treasury & Agency Cash Management also offers Premier Shares.  Dreyfus New York AMT-Free Municipal Cash Management offers:  Institutional Shares, Administrative Shares, Classic Shares, Investor Shares and Participant Shares.  Each Fund's classes of shares are identical, except as to the services offered to each class and the expenses borne by each class which may affect performance.  See "Service Plans."

The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity.  Generally, an investor may be required to open a single master account with the Fund for all purposes.  In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity.  An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.  Institutions purchasing Fund shares have agreed to transmit copies of the relevant Fund's Prospectuses and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the shares were purchased, to the extent required by law.  Institutions purchasing Fund shares on behalf of their clients determine which class of shares is suitable for their clients.

The minimum initial investment is $10,000,000, unless:  (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund, Dreyfus Institutional Cash Advantage Fund or Dreyfus Institutional Cash Advantage Plus Fund; or (b) the investor has, in the opinion of the distributor’s Dreyfus Investments Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above.  There is no minimum for subsequent purchases.  The initial investment must be accompanied by the Account Application.  Share certificates are issued only upon the investor's written request.  No certificates are issued for fractional shares.

Each Fund reserves the right to reject any purchase order.  The Funds will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Funds will not accept cash, travelers’ checks, or money orders as payment for shares.

Management understands that some Service Agents and other institutions may charge their clients fees in connection with purchases for the accounts of their clients.  Service Agents may receive different levels of compensation for selling different classes of shares.  As discussed under "Management Arrangements–Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received.  Investors should contact their Service Agent for details about any payments the Service Agent may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Fund shares may be purchased by wire, by telephone or through a compatible automated interface or trading system.  All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks.  To place an order by telephone or to determine whether their automated facilities are compatible with those of the Funds, investors should call Dreyfus Cash Investment Services Division at one of the telephone numbers listed on the cover.  Holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the BNY Hamilton New York AMT-Free Municipal Money Fund (“New York AMT-Free Predecessor Fund”) in connection with the reorganization of the New York AMT-Free Predecessor Fund also may purchase additional Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management by check, wire or Dreyfus TeleTransfer, or through Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan or Dreyfus Government Direct Deposit Privilege as described under "Shareholder Services."  These services enable such investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other authorized entity to receive orders on behalf of the Fund.  If an investor does not remit Federal Funds, its payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, the investor's money will not be invested.  Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.  See "Determination of Net Asset Value."

Taxable Funds.  Each of these Funds' net asset value per share is determined three times daily:  (i) as of 12:00 Noon, Eastern time; (ii) as of 5:00 p.m., Eastern time, as to Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Treasury & Agency Cash Management, or 3:00 p.m., Eastern time, as to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management; and (iii) as of 8:00 p.m., Eastern time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for regular business.

As to each Taxable Fund, except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Investments Division prior to 5:00 p.m., Eastern time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., Eastern time, also will become effective at the price next determined after the order is effective on that day.  Shares so purchased will receive the dividend declared on that day.

As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Investments Division in New York prior to 3:00 p.m., Eastern time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., Eastern time, also will become effective at the price next determined after the order is effective on that day.  Shares so purchased will receive the dividend declared on that day.

Orders effected after 3:00 p.m. Eastern time (through a compatible computer facility after 5:00 p.m., Eastern time), but prior to 8:00 p.m., Eastern time, will become effective at the price determined at 8:00 p.m., Eastern time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m.,

Eastern time, on the following business day.  Shares so purchased will begin to accrue dividends on the business day following the date the order became effective.  Orders in proper form effected between 5:00 p.m. and 8:00 p.m., Eastern time, by a means other than a compatible computer facility will become effective on the following business day.

Tax Exempt Funds.  The net asset value per share of Dreyfus Tax Exempt Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus New York AMT-Free Municipal Cash Management and Dreyfus California AMT-Free Municipal Cash Management is determined twice daily:  (i) as of 1:00 p.m., Eastern time, and (ii) as of 8:00 p.m., Eastern time, on each day the New York Stock Exchange is open for regular business.  The net asset value per share of Dreyfus Municipal Cash Management Plus is determined twice daily: (i) as of 2:00 p.m., Eastern time, and (ii) as of 8:00 p.m., Eastern time, on each day the New York Stock Exchange is open for regular business.

As to Dreyfus Tax Exempt Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus New York AMT-Free Municipal Cash Management and Dreyfus California AMT-Free Municipal Cash Management, investors whose orders in proper form are placed with, and payments for which are received in or converted into Federal Funds by, the Custodian by 1:00 p.m., Eastern time, will be effective at the price determined at 1:00 p.m., Eastern time, on that day.  As to Dreyfus Municipal Cash Management Plus, investors whose orders in proper form are placed with, and payments for which are received in or converted into Federal Funds by, the Custodian by 2:00 p.m., Eastern time, will be effective at the price determined at 2:00 p.m., Eastern time, on that day.  Shares of the respective Fund so purchased will receive the dividend declared on that day.

Orders effected through a compatible computer facility after 1:00 p.m., Eastern time (or, as to Dreyfus Municipal Cash Management Plus, 2:00 p.m., Eastern time), but prior to 8:00 p.m., Eastern time, will become effective at the price determined at 8:00 p.m., Eastern time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., Eastern time, on the following business day.  Shares so purchased will begin to accrue dividends on the business day following the date the order became effective.  Orders in proper form effected between 1:00 p.m., Eastern time (or, as to Dreyfus Municipal Cash Management Plus, 2:00 p.m., Eastern time), and 8:00 p.m., Eastern time, by a means other than a compatible computer facility will become effective on the following business day.

Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds, and may attempt to arrange for a better means of transmitting the money.  If the investor is a customer of a Service Agent and an order to purchase Fund shares is paid for other than in Federal Funds, the Service Agent, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order.  The order is effective only when so converted and received by the Custodian.

Dreyfus TeleTransfer Privilege.  (Classic Shares only)  Holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the New York AMT-Free Predecessor Fund in connection with the reorganization of the New York AMT-Free Predecessor Fund may purchase Classic Shares by telephone or online if such investor has checked the appropriate box and supplied the necessary information on the Account Application or has filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and the investor's Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

Service Plans

(AGENCY SHARES, Administrative Shares, CLASSIC SHARES, Investor Shares,
Participant Shares, Premier Shares, SERVICE SHARES, AND SELECT SHARES only)

Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Board of each Fund has adopted a separate plan (the "Service Plan") with respect to the Fund's Agency Shares, Administrative Shares, Investor Shares and Participant Shares, and with respect to Dreyfus Cash Management Plus, the Fund's Service Shares and Select Shares, and with respect to Dreyfus Treasury & Agency Cash Management, the Fund's Premier Shares, Service Shares and Select Shares, and with respect to Dreyfus New York AMT-Free Municipal Cash Management, the Fund's Classic Shares, pursuant to which the Fund pays the Distributor for distributing such classes of shares, for advertising and marketing and for providing certain services to shareholders of the respective class of shares.  These services include answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholders accounts ("Servicing").  Under the Service Plan, as to each relevant class, the Distributor may make payments to Service Agents in respect to these services.  Generally, the Service Agent may provide holders of Agency Shares, Administrative Shares, Classic Shares, Investor Shares, Participant Shares, Premier Shares, Service Shares or Select Shares a consolidated statement, checkwriting privileges, automated teller machine access, and bill paying services.  The amount paid under the Service Plan for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA"), and at no time will such amount exceed the maximum amount permitted to be paid under the FINRA Conduct Rules as a service fee.  The fees payable under the Service Plan are payable without regard to actual expenses incurred.  The Board believes that there is a reasonable likelihood that each Fund's Service Plan will benefit such Fund and the holders of its Agency Shares, Administrative Shares, Classic Shares, Investor Shares, Participant Shares, Premier Shares, Service Shares and Select Shares, as the case may be.

A quarterly report of the amounts expended under each Service Plan, and the purposes for which such expenditures were incurred, must be made to the respective Board for its review.  In addition, each Service Plan provides that it may not be amended to increase materially the costs which holders of Agency Shares, Administrative Shares, Classic Shares, Investor Shares, Participant Shares, Premier Shares, Service Shares or Select Shares may bear pursuant to the Service Plan without the approval of the holders of such class of shares and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Service Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Service Plan.  Each Service Plan may be terminated at any time as to a class of shares by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of such class of shares.

Set forth below are the total amounts paid by each Fund pursuant to its Service Plan during the fiscal year ended January 31, 2010 to the Distributor, for distributing, advertising and marketing and for Servicing such classes of shares.

Name of Fund and Share Class	Total Amount Paid Pursuant to Service Plan

Dreyfus Cash Management
Agency Shares	$ 100,625
Administrative Shares	$ 1,408,077
Investor Shares	$11,328,819
Participant Shares	$ 4,479,245
Dreyfus Cash Management Plus
Agency Shares	$ 0
Administrative Shares	$ 995,114
Investor Shares	$ 3,159,518
Participant Shares	$ 2,226,366
Service Shares	$ 20,043
Select Shares	$ 64,110
Dreyfus Government Cash Management
Agency Shares	$ 53,028
Administrative Shares	$ 1,345,903
Investor Shares	$ 7,665,745
Participant Shares	$ 2,086,541

Dreyfus Government Prime Cash Management
Agency Shares	$ 27,582
Administrative Shares	$ 597,327
Investor Shares	$ 1,690,326
Participant Shares	$ 3,476,948
Dreyfus Municipal Cash Management Plus
Agency Shares	$ 1,674
Administrative Shares	$ 726,826
Investor Shares	$ 847,004
Participant Shares	$ 168,015
Dreyfus New York Municipal Cash Management
Agency Shares	$ 0
Administrative Shares	$ 64,651
Investor Shares	$ 890,529
Participant Shares	$ 118,156
Dreyfus New York AMT-Free Municipal Cash Management
Administrative Shares	$ 3,108
Classic Shares	$ 335,675
Investor Shares	$ 216,486
Participant Shares	$ 40
Dreyfus Tax Exempt Cash Management
Agency Shares	$ 4,721
Administrative Shares	$ 419,930
Investor Shares	$ 1,299,037
Participant Shares	$ 468,633

Dreyfus Treasury & Agency Cash Management
Agency Shares	$ 50,011
Administrative Shares	$ 819,979
Investor Shares	$ 6,223,353
Participant Shares	$ 1,595,876
Service Shares	$ 27,432
Select Shares	$ 190,959
Premier Shares	$ 171,019
Dreyfus Treasury Prime Cash Management
Agency Shares	$ 132,095
Administrative Shares	$ 1,695,607
Investor Shares	$12,829,251
Participant Shares	$ 132,095
Dreyfus California AMT-Free Municipal Cash Management
Agency Shares	$ 1
Administrative Shares	$ 8,469
Investor Shares	$ 148,041
Participant Shares	$ 290,567

Shareholder Services Plans
(Institutional Shares only)

Each Fund, as to its Institutional Shares only, has adopted a separate Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse the Distributor an amount not to exceed the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Institutional Shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.  The services provided to holders of Institutional Shares may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under each Plan and the purposes for which such expenditures were incurred, must be made to the respective Board for its review.  In addition, each Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Plan is subject to annual approval by such vote of the Board members of such Fund cast in person at a meeting called for the purpose of voting on the Plan. Each Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

The total amounts payable by each Fund pursuant to its Plan with respect to Institutional Shares for its most recent fiscal year were borne by the Manager pursuant to an agreement in effect.  See "Management Arrangements."

How to Redeem Shares

General.  Each Fund ordinarily will make payment for shares on the same or next business day after receipt by the Dreyfus Cash Investment Services Division or other authorized entity of a redemption request in proper form, except as provided under the 1940 Act (as described in the Funds’ Prospectuses).  As to holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the Predecessor New York AMT-Free Fund in connection with the reorganization of the Predecessor New York AMT-Free Fund, if such investor has purchased Classic Shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submits a written redemption request to the Transfer Agent, the Fund may delay redemption of such shares, and the redemption proceeds may not be transmitted to the investor, for up to eight business days after the purchase of such shares.  In addition, the Fund will reject requests from such investors to redeem Classic Shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested.  These procedures will not apply if the investor's shares were purchased by wire payment, or if the investor otherwise has a sufficient collected balance in his or her account to cover the redemption request.  Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and investors will be entitled to exercise all other rights of beneficial ownership.

Taxable Funds.  If a redemption request is received in proper form, the shares will be priced at the next determined net asset value, and if received by the Transfer Agent or authorized entity by 5:00 p.m., Eastern time, or 3:00 p.m., as to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day.  A redemption request received in proper form after 3:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.  A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., Eastern time, by a means other than a compatible computer facility will not be effective until the following business day.

Tax Exempt Funds.  If a redemption request is received in proper form, the shares will be priced at the next determined net asset value, and if received by the Transfer Agent or other authorized entity by 1:00 p.m., Eastern time (or, as to Dreyfus Municipal Cash Management Plus, by 2:00 p.m., Eastern time), the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day.  A redemption request received in proper form after 1:00 p.m., Eastern time, (or, as to Dreyfus Municipal Cash Management Plus, after 2:00 p.m., Eastern time), but prior to 8:00 p.m., Eastern time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.  A redemption request in proper form effected between 1:00 p.m., Eastern time, (or, as to Dreyfus Municipal Cash Management Plus, 2:00 p.m., Eastern time) and 8:00 p.m., Eastern time, by a means other than a compatible computer facility will not be effective until the following business day.

Redemption by Telephone.  By using this procedure, the investor authorizes the Transfer Agent to act on telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine.  Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

Dreyfus TeleTransfer Privilege.  (Classic Shares only)  Holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the Predecessor New York AMT-Free Fund in connection with the reorganization of the Predecessor New York AMT-Free Fund may request by telephone or online that redemption proceeds be transferred between such investor's Fund account and the investor's bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Such investors should be aware that if the investor has selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege.  See "How to Buy Shares—Dreyfus TeleTransfer Privilege."

Stock Certificates; Signatures.  (Classic Shares only)  Any certificates representing Fund Classic Shares to be redeemed must be submitted with the redemption request.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  Each Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from a Fund in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's portfolio is valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions; Delayed Delivery of Proceeds:  The right of redemption may be suspended, or the date of payment delayed beyond the same or next business day, depending on the circumstances, with respect to any Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on the New York Stock Exchange is restricted, (b) when an emergency exists (as determined by the SEC or otherwise) so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's investors.

Determination of Net Asset Value

Amortized Cost Pricing.  The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued.  Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Fund's Board.  With respect to the Tax Exempt Funds, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board.  The Service values these Funds' investments based on methods which include consideration of:  yields or prices of Municipal Obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions.  The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between the Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board.  If such deviation exceeds 1/2%, the Fund's Board will consider promptly what action, if any, will be initiated.  In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including:  selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange and Transfer Agent Closings.  The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The New York Stock Exchange also is closed on Good Friday.

Shareholder Services

Fund Exchanges.  Shares of one class of a Fund may be exchanged for shares of the same class of another Fund or of Dreyfus Institutional Cash Advantage Fund or Dreyfus Institutional Cash Advantage Plus Fund.  In addition, Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management may be exchanged for shares of certain funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in the investor's state of residence and the investor meets the minimum investment requirements of such fund.  Investors may be charged a sales load when exchanging into any fund that has one.  To request an exchange, exchange instructions must be given in writing or by telephone.  By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine.  Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.  Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form.  Shares in certificate form are not eligible for telephone exchange.

An investor who wishes to redeem shares of one class of shares and purchase shares of another class of shares of a fund identified above should contact Dreyfus Investments Division by calling one of the telephone numbers listed on the cover page of this Statement of Additional Information, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.

No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits an investor to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of one class of a Fund, shares of the same class of another Fund or of Dreyfus Institutional Cash Advantage Fund or Dreyfus Institutional Cash Advantage Plus Fund.  In addition, holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management may purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Classic Shares, shares of certain funds in the Dreyfus Family of Funds of which the investor is a shareholder.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value.  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor.  An investor will be notified if its account falls below the amount designated under this Privilege.  In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares in certificate form are not eligible for this Privilege.

Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.

The Fund reserves the right to reject any exchange request in whole or in part.  The availability of Fund Exchanges or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.

Dreyfus-Automatic Asset Builder®.  (Classic Shares only)  Dreyfus-Automatic Asset Builder permits holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the Predecessor New York AMT-Free Fund in connection with the reorganization of the Predecessor New York AMT-Free Fund to purchase Classic Shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by the investor.  Fund shares are purchased by transferring funds from the bank account designated by the investor.

Dreyfus Government Direct Deposit Privilege.  (Classic Shares only)  Dreyfus Government Direct Deposit Privilege enables holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the Predecessor New York AMT-Free Fund in connection with the reorganization of the Predecessor New York AMT-Free Fund to purchase Classic Shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into the investor's Fund account.

Dreyfus Payroll Savings Plan.  (Classic Shares only)  Dreyfus Payroll Savings Plan permits holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the Predecessor New York AMT-Free Fund in connection with the reorganization of the Predecessor New York AMT-Free Fund to purchase Classic Shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon the direct deposit program of such investor's employer, the investor may have part or all of his or her paycheck transferred to the investor's existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, an investor must file an authorization form with his or her employer's payroll department.  It is the sole responsibility of the investor's employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Automatic Withdrawal Plan.  (Classic Shares only)  The Automatic Withdrawal Plan permits holders of Classic Shares of Dreyfus New York AMT-Free Municipal Cash Management who received their shares in exchange for Classic Shares of the Predecessor New York AMT-Free Fund in connection with the reorganization of the Predecessor New York AMT-Free Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if the investor has a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be terminated at any time by such investor, the Company or the Transfer Agent.  Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

Dividends, Distributions and Taxes

Management believes that each Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended January 31, 2010.  Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements.  If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the Government National Mortgage Association or Fannie Mae, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.  At the end of each calendar year, as applicable, investors will be provided with the percentage of any dividends paid that may qualify for such tax-free treatment.  Investors should then consult with their tax advisers with respect to the application of state and local laws to these distributions.

Portfolio Transactions

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate)  will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager.  Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agent.  A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received.  The Manager also places transactions for other accounts that it provides with investment advice.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to the fund or account.  In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned.  In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

None of the Funds paid a stated brokerage commission during the fiscal years ended January 31, 2008, 2009, and 2010 (and, for Dreyfus New York AMT-Free Municipal Cash Management, for the fiscal year ended December 31, 2008, one-month fiscal period ended January 31, 2009, and fiscal year ended January 31, 2010).

Disclosure of Portfolio Holdings. It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, each money market fund, or its duly authorized service providers, may publicly disclose daily on the website its complete schedule of portfolio holdings as of the end of the previous business day.  Portfolio holdings will remain available on the website until the fund files a Form N-CSR or Form N-Q for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of a Fund's portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.

Information About the Funds

Each Fund's shares are classified into multiple classes.  Each Fund share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class.  Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

Under Massachusetts law, shareholders of a Fund (other than Dreyfus Cash Management Plus, which is a Maryland corporation) could, under certain circumstances, be held liable for the obligations of the Fund.  However, each Fund's Agreement and Declaration of Trust (each, a "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Board members.  Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund.  Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office.  Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares.  In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

Each of the Company and the Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.  For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board of the Company has authorized the creation of two series of shares and the Board of the Trust has authorized the creation of three series of shares.  All consideration received by the Company or Trust, as the case may be, for shares of one of the portfolios, and all assets in which such consideration is invested, will belong to that portfolio (subject only to the rights of creditors of the Company or Trust, as the case may be) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, one portfolio would be treated separately from those of any other portfolio.  The Company and the Trust have the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company and the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Board members from the separate voting requirements of the Rule.

Effective June 1, 2007, the Trust changed its name from "Dreyfus Tax Exempt Cash Management" to its current name.  Effective January 1, 2008, Dreyfus California AMT-Free Municipal Cash Management changed its name from "Dreyfus California AMT Tax-Free Cash Management" to its current name.  Effective March 12, 2008, Dreyfus Treasury & Agency Cash Management changed its name from "Dreyfus Treasury Cash Management" to its current name.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the combined Prospectuses or this Statement of Additional Information about another Fund.  The Board members with respect to each Fund have considered this factor in approving the use of the combined Prospectuses and this Statement of Additional Information.

Each Fund sends annual and semi-annual financial statements to all its shareholders.

Counsel and Independent Registered Public Accounting Firm

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, have been selected to serve as the independent registered public accounting firm for each Fund.

APPENDIX A

(DREYFUS CASH MANAGEMENT
AND
DREYFUS CASH MANAGEMENT PLUS)

Descriptions of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings ("Fitch").

Commercial Paper Ratings and Short-Term Ratings

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

The rating Fitch-1 (Highest Credit Quality) is the highest commercial paper rating assigned by Fitch and indicates the strongest capacity for timely payment of financial commitments.

Bond Ratings and Long-Term Ratings

Bonds rated AAA are considered by S&P to be the highest grade obligation and possess an extremely strong capacity to pay principal and interest.

Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

Bonds rated AAA by Fitch are judged by Fitch to be of the highest credit quality.  The AAA rating by Fitch denotes the lowest expectation of credit risk.  The AAA rating is assigned by Fitch only in case of exceptionally strong capacity for timely payment of financial commitments; the capacity is highly unlikely to be adversely affected by foreseeable events.

Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties.  In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings.  In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above.  Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank's shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk.  Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

APPENDIX B

(TAX EXEMPT FUNDS)

Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:  (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA

Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

Municipal Note Ratings

SP-1

The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.  Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what generally are known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.  Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG).  Such ratings recognize the difference between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

A short-term rating may also be assigned on an issue having a demand feature.  Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.  Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity.  Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.  As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1

This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.  Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt.  The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

Bonds rated AAA are considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.  Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

Good Credit Quality.  Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

APPENDIX C
(DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT AND
Dreyfus New York AMT-Free Municipal Cash Management )

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic Trends

U.S. Economy.  Recent estimates of economic growth for the fourth quarter of 2009 reinforce the view that the national recovery that began in the third quarter of last year picked up substantial momentum by the end of the year, as the national economy expanded 5.7% in the fourth quarter of 2009.  Real household spending grew 2%, which is still weaker than most prior recoveries, indicating the continued impact of a historically weak labor market and tight credit markets.  The strengthening global economy resulted in export growth, and nonresidential fixed investment, led by investment in equipment and software, ended its five-quarter string of declines with fourth quarter growth of 2.9% . Finally, a change in inventories of over $100 billion made a substantial contribution to fourth quarter growth. The Division of the Budget ("DOB") now projects growth of 3.1% in real U.S. Gross Domestic Product for 2010, following a decline of 2.4% for 2009.

The U.S. Bureau of Labor Statistics released its 2009 benchmark revision to the national employment data, which indicated that about 8.4 million jobs have been lost since the start of the recession in 2008.  Only 20,000 jobs were lost in January 2010, indicating a turning point in the labor market.  On an annual average basis, DOB projects a decline of 0.3% for 2010, following a historic decline of 4.3% for 2009.  This projection includes 1.2 million temporary jobs that will be created to conduct the 2010 Census.

The current outlook calls for the national recovery to gain momentum throughout 2010, in large part led by a turnaround in business equipment and software spending and the end of the largest inventory correction since the 1930s.  However, there are significant risks to this forecast.  Although credit markets have improved substantially since a year ago, uncertainty remains about the quality of bank assets throughout the global financial system.  The growing international volume of sovereign debt reflecting attempts by governments, including the United States, to hasten the pace of economic recovery, continues to create uncertainty.  The large overhang of commercial real estate and related debt remains yet another source of risk.  A negative credit market shock could result in a major setback to recoveries around the globe.  Similarly, if the labor market fails to recover as projected, household spending, which still accounts for about two-thirds of the economy, could falter.  On the positive side, lower than expected energy prices and inflation would give households more power to spend and could increase the speed of the recovery.  The current forecast reflects continued spending under the Federal stimulus package passed in February 2009.  If Congress should enact more stimulus spending than currently assumed, the recovery could proceed more quickly than currently forecasted.

State Economy.  The most recent data indicates that employment and wages for the second half of 2009 were weak.  The release of the 2009 benchmark revision to the national employment data showed steep year-over-year declines in the third and fourth quarters of 2009.  National employment trends represent key inputs to DOB's forecast for the State labor market.  The DOB estimates State employment to have fallen 2.9% for 2009, to be followed by a decline of 0.6% for 2010.  Private employment is expected to decline by 3.5% for 2009, followed by a decline of 0.9% for 2010.  Correspondingly, the expected decline in State wages estimated for 2009 reflects a historic decline of 7.0%.  Total State wages are projected to rise 3.5% for 2010.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the credit crisis and equity market volatility pose a particularly large degree of uncertainty for New York.  If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected.  An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption.  Similarly, should the State's commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected.  These effects would ripple though the State economy, depressing both employment and wage growth.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

The City of New York.  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.  For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements.  There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.

Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.  Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits.  There were no additional authorizations in 2009.  The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for Fiscal Year 2009-10 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.  Such changes may adversely affect the financial condition of certain local governments.  It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State.  Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Special Considerations.  Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's annual financial plan.  These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control and there can be no assurance that actual results will not differ materially and adversely from the current forecast.  The most significant short-term risks include, but are not limited to: (i) performance of the national and State economies; (ii) impact of continuing write-downs and other costs affecting the profitability of the financial services sector and the related effect on bonus income and capital gains realizations; (iii) the impact of calendar year 2009 wage and bonus activity on State collections; (iv) increased demand in entitlement and claims-based programs such as Medicaid, public assistance and general public health; (v) access to the capital markets in light of the disruption in the municipal bond market; (vi) litigation against the State; and (vii) actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

Labor Settlements.  The current budget included a spending reserve of approximately $400 million in Fiscal Year 2009-10 and $275 million in both Fiscal Years 2010-11 and 2011-12 to finance potential agreements with unsettled unions.  The reserve was calculated on the assumption that the agreements would have terms and conditions comparable to the contracts that have been ratified by other unions.  Recent binding arbitration awards for correction officers and supervisors and settlements with State police investigators add costs above the pattern of settlements.  The costs of the awards are accounted for in the revised projections.  However, it is possible that additional awards will be granted to these unions as part of ongoing arbitration.

An additional risk is the potential cost of collective bargaining agreements and salary increases for judges (and possibly other elected officials) in Fiscal Year 2009-10 and beyond.  DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added costs of approximately $250 million through Fiscal Year 2010-11 and $140 million in both Fiscal Years 2011-12 and 2012-13.  There can be no assurance that actual settlements will not exceed the amounts included in the State's financial estimates.  In addition, no reserve has been set aside for potential pay raises for judges.

Bond Market Issues.  Current projections reflect that the level of State-supported debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000.  However, the available room under the debt outstanding cap is expected to decline from $6.8 billion in Fiscal Year 2009-10 to $52 million in Fiscal Year 2012-13.

Additionally, since February 2008, a significant number of auction rate municipal bonds have failed to attract buyers, including certain bonds backed by the State, resulting in "failed auctions" and a resetting of the periodic rates to rates in excess of that which would otherwise prevail in the short-term market.  The auction failures have affected municipal issuers throughout the nation.  Failed auctions generally do not reflect the credit strength of individual issuers, but reflect concerns relating to bond insurers that have insured these auction rate bonds as well as changes in the operation of the auction rate market itself.  As an outcome of these failed auctions, governmental issuers are experiencing significantly higher service costs on auction rate bonds and bondholders are experience significantly less liquidity than has been anticipated.  The State continues to adjust its variable-rate debt portfolio in response to widespread disruption in the municipal bond market.

State Workforce.  On March 24, 2009, the Executive announced that it would implement a Workforce Reduction Program ("WRP").  DOB expected that the WRP would result in a State workforce reduction equivalent to approximately 8,700 employees, and would generate savings of approximately $160 million in Fiscal Year 2009-10 growing to over $300 million in Fiscal Year 2010-11.  The budget has been revised to reflect the agreement between the Governor and the State's two largest public employee unions in order to achieve alternative savings through measures other than potential layoffs.  The agreement assumed $260 million in savings over the next two years through a severance payment program, the elimination of funded vacancies, and employee attrition.  The DOB-approved agency plans would achieve those $260 million in cost-reductions and they are therefore reflected in financial estimates.  The State continues to work toward enactment of other components of the agreement.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Recent Trends.  Following a period of solid operating results from Fiscal Years 2003-04 through 2006-07, State finances began to lose momentum during Fiscal Year 2007-08, preceding the State economy's contraction and concomitant decline in revenues in Fiscal Year 2008-09.  As a result, the General Fund's closing balance had declined by more than $1 billion over the last three fiscal years, from $3.0 billion in Fiscal Year 2006-07, to $2.8 billion in Fiscal Year 2007-08 and to $1.9 billion in Fiscal Year 2008-09.  DOB estimates that the General Fund will end Fiscal Year 2009-10 with a shortfall of $1.4 billion, which it will carry over to Fiscal Year 2010-11.

Prior Fiscal Year Results.

Fiscal Year 2006-07 Results.  DOB reported a General Fund surplus of $1.5 billion for Fiscal Year 2006-07.  Results for Fiscal Year 2006-07 were $1.5 billion higher than the 2006-07 Budget as a result of revenue revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million).  Total receipts, including transfers from other funds, were $51.4 billion, and disbursements, including transfers to other funds, totaled $51.6 billion.  The General Fund ended Fiscal Year 2006-07 with a balance of $3 billion, including $1.7 billion in general revenues.  General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in Fiscal Year 2006-07, an increase of $4.2 billion from Fiscal Year 2005-06.  Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.  General Fund spending, including transfers to other funds, totaled $51.6 billion in Fiscal Year 2006-07, an increase of $5.1 billion from Fiscal Year 2005-06.

Fiscal Year 2007-08 Results.  The State ended Fiscal Year 2007-08 in balance.  State revenues were $578 million lower than initial projections, while spending for the year finished at $299 million lower than expectations.  The result was a $279 million decrease in cash reserves.  The General Fund ended Fiscal Year 2007-08 with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the Rainy Day Reserve.  General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in Fiscal Year 2007-08, an increase of $1.7 billion from Fiscal Year 2006-07 results.  While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million.  General Fund spending totaled $53.4 billion in Fiscal Year 2007-08, an increase of $1.8 billion from Fiscal Year 2006-07.

Fiscal Year 2008-09 Results (Unaudited).  The State ended Fiscal Year 2008-09 in balance on a cash basis in the General Fund.  General Fund receipts, including transfers from other funds, were $1.84 billion lower than initial projections, while spending for the year finished at $1.75 billion lower than expectations.  The result was $83 million less in cash reserves than expected in the Fiscal Year 2008-09 enacted budget.

The General Fund ended Fiscal Year 2008-09 with a balance of $1.9 billion, which included dedicated balances of $1.2 billion in the Rainy Day Reserve, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for Fiscal Year 2008-09 that were delayed until Fiscal Year 2009-10.  The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for certain Medicaid expenditures.  General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in Fiscal Year 2008-09, an increase of $707 million from Fiscal Year 2007-08 results.  While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million.  General Fund spending totaled $54.6 billion in Fiscal Year 2008-09, an increase of $1.2 billion from Fiscal Year 2007-08.

Fiscal Year 2009-10 Enacted Budget Financial Plan

The Enacted Budget for Fiscal Year 2009-10 (the "Fiscal Year 2009-10 Budget") attempted to closed the largest budget gap ever faced by the State.  The combined current services budget gap for Fiscal Year 2008-09 and Fiscal Year 2009-10 totaled $20.1 billion, before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid.  For perspective, the two-year budget gap that needed to be closed was equal to approximately 37% of total General Fund receipts in Fiscal Year 2008-09.  The cumulative gap for the five-year planning period from Fiscal Year 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for Fiscal Years 2008-09 and 2009-10 grew steadily between May 2008 and 2009, increasing four-fold over that period.  The $15 billion increase in the combined gap was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets.  The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets.  As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007.  This is expected to have a substantial impact on taxable income and, by extension, State tax receipts.

Elements of the Gap-Closing Plan.  The gap-closing plan for Fiscal Years 2008-09 and 2009-10 was enacted in two parts.  First, in early February 2009, the Governor and Legislature approved a deficit reduction plan ("DRP") for Fiscal Year 2008-09, which provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap to $17.7 billion.  Second, in March 2009, the Governor and Legislature reached final agreement on the Fiscal Year 2009-10 Budget, which included an additional $11.5 billion in gap-closing actions, for a total of $13.9 billion in gap-closing actions.  The most significant actions include freezing the foundation aid and Universal Prekindergarten education aid programs at Fiscal Year 2008-09 levels; eliminating the Middle-Class STAR (school tax relief) rebate program (but maintaining the STAR exemption program that will provide $3.5 billion in property tax relief); instituting Medicaid cost containment; reducing the size of the State workforce; and increasing personal income tax rates on high income earners.

In addition, the gap-closing plan included $6.15 billion in direct fiscal relief that the Federal government provided to the State under the American Recovery and Reinvestment Act of 2009 ("ARRA") to stabilize State finances and help prevent reductions in essential services.  This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in the amount of Medicaid spending that is paid for by the Federal government and $1.15 billion in Federal aid provided by the ARRA's State Fiscal Stabilization Fund to restore proposed reductions in education, higher education, and other essential government services.

DOB initially estimated that, after initial gap-closing actions and Federal aid, the General Fund the HCRA were balanced for Fiscal Year 2009-10, and left budget gaps of $2.2 billion in Fiscal Year 2010-11 and $8.8 billion and $13.7 billion in Fiscal Years 2011-12 and 2012-13, respectively.  As required by law, the State ended Fiscal Year 2008-09 fiscal year in balance in the General Fund and HCRA.  The State received $1.3 billion in Federal aid under ARRA in Fiscal Year 2008-09, of which it used $624 million to eliminate the Fiscal Year 2008-09 gap and $675 million that it applied to close a portion of the Fiscal Year 2009-10 gap.  Based on DOB's initial estimates, the cumulative budget gap for the five-year period (Fiscal Years 2008-09 through 2012-13) was reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion–or over 70%–from the current-services forecast.

Annual growth of the State-financed portion of the budget–that is, spending financed directly by State residents through State taxes, fees, and other revenues–was held nearly flat.  General Fund disbursements, including transfers to other funds, were initially expected to total $54.9 billion in Fiscal Year 2009-10, an increase of $301 million (0.6%) from Fiscal Year 2008-09 results.  Projected General Fund spending for Fiscal Year 2009-10 was reduced by $8.7 billion.  State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in Fiscal Year 2009-10, an increase of $574 million (0.7%) over Fiscal Year 2008-09 results.

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State's growing budget gaps.  Over the last year, however, the precipitous decline in actual and projected receipts caused by the economic downturn had been the dominant cause of the extraordinary increase in the budget gaps.  Accordingly, the gap-closing plan under the State's control (that is, excluding Federal aid) were weighted toward spending restraint, but also relied on substantial tax and fee increases.  Actions to restrain spending constituted approximately 46% of the State portion of the gap-closing plan.  Actions to increase receipts constituted approximately 39% of the plan.  Non-recurring resources made up the remainder.

Revisions to the Fiscal Year 2009-10 Budget.  As of November 3, 2009, DOB estimated that the General Fund has a budget gap of $3.2 billion in the current fiscal year.  The Governor proposed a Deficit Reduction Plan ("DRP") to eliminate the gap. The proposed DRP included actions that could be implemented administratively and actions that required the approval of the Legislature.  In December 2009, the Governor and Legislature approved a DRP that provided an estimated $2.7 billion in Fiscal Year 2009-10 savings (including approximately $800 million in savings from administrative actions), leaving a shortfall of $414 million.

Since then, DOB has made several substantive revisions to the current-services forecast for the current year that, taken together, increase the estimate of the General Fund shortfall by $966 million (to a total of $1.4 billion).  The estimate for tax collections has been reduced by $1.1 billion, based on collections experience to date, and the estimate for Medicaid expenditures has been increased by $580 million, based on an increase in weekly payments to providers and updated enrollment data. An increase in the expected value of the Video Lottery Terminal ("VLT") franchise payment and lower estimated spending across a range of programs and activities offset in part the lower receipts and higher Medicaid spending.

After accounting for the DRP and the forecast revisions, the General Fund has an estimated shortfall of $1.4 billion remaining in the current fiscal year.  This estimate assumes the successful completion of, among other things, transactions related to the VLT franchise payment and the Battery Park City Authority.  Rather than proposing additional gap-closing measures in the current fiscal year, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into Fiscal Year 2010-11, and address it as part of a multi-year plan that emphasizes recurring savings.  The State expects to end Fiscal Year 2009-10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State's rainy day reserves.

Year-To-Date Operating Results.  The State's cash position continues to be a significant concern.  On December 14, 2009 the Governor delayed the certification of $750 million in local assistance payments.  This action was intended to preserve the State's liquidity position in light of the volatility of month-end revenue collections and the potential shortfalls in available cash that were at risk of occurring during a short period from mid-December 2009 to early January 2010.  In addition, the DRP approved in December 2009 provided approximately $285 million in savings that were not included in prior cash flow forecasts.

Based on preliminary results, the General Fund ended January 2010 with a cash balance of $3.2 billion, $693 million lower than previously projected.  Through January 2010, receipts were $4 billion, or 8.9%, below the same period in Fiscal Year 2008-2009.  All tax categories reflect an annual decline, but most of the drop is attributable to personal income tax collections ($3.6 billion).  Through January 2010, spending was $2.3 billion, or 5.5%, lower than for the same period in the prior year.  This is due primarily to the timing of pension payments; reductions in Medicaid spending resulting from the FMAP increase that lowers State-share spending; ongoing efforts to reduce agency operational spending; and reductions in transfers to other funds to support capital projects spending and State-share Medicaid costs.  These declines are partly offset by growth in school aid, higher education, and mental hygiene spending.

Fiscal Year 2010-11 Executive Budget Financial Plan

On January 19, 2010, the Governor presented his Executive Budget for Fiscal Year 2010-11 to the Legislature, which was subsequently updated and amended, for the first time, in February 2010.  The Executive Budget reflected recommendations to eliminate a General Fund budget gap in Fiscal Year 2010-11 that was then estimated at approximately $8.2 billion.  The budget gap included the estimated budget shortfall of $1.4 billion in the current fiscal year that was expected to be carried forward into Fiscal Year 2010-11.

As of February 2010, the Executive Budget would have fully eliminated the Fiscal Year 2010-11 budget gap and reduced the projected gap in Fiscal Year 2011-12 from $14.5 billion to $5.4 billion.  The Executive Budget would have, if enacted in its entirety, provided over $8.7 billion in gap-closing actions and resources to permit the State to set aside nearly $500 million in resources above what was needed to balance the Fiscal Year 2010-11 budget to deal with fiscal uncertainties, reduce spending from the current-services forecast by approximately $5 billion in Fiscal Year 2010-11 in both the General Fund and in State Operating Funds, hold spending on all measures at well below the rate of inflation, excluding the impact of payment deferrals that artificially lower spending in Fiscal Year 2009-10 and increase it in Fiscal Year 2010-11 and maintain the State's rainy day reserves at $1.2 billion.  At that time, the Executive Budget did not advance any proposals to close the budget gaps with deficit borrowing, which would likely had an immediate adverse impact on the State's credit rating and added to the long-term budget imbalance.

Under the Executive Budget submitted in February 2010, the combined four-year budget gap (Fiscal Years 2010-11 through 2013-14) was reduced by more than half, declining from $62 billion to $28 billion.  Reductions to current-services spending totaled approximately $5 billion in the State Operating Funds ($5.9 billion in the General Fund) and constituted 68% of the gap-closing plan.  The proposed reductions affected nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital expenditures.

The gap-closing plan in the Executive Budget included $1.2 billion in tax and fee increases, including a new excise tax on syrup used in soft drinks and other beverages ($465 million), a franchise fee paid by grocery stores to allow the sale of wine ($254 million), a $1 per pack increase in the cigarette tax ($210 million), and an assessment on health care providers ($216 million), all of which were earmarked to help pay for existing health care expenses.  In addition, audit and compliance activities were expected to increase the tax base by approximately $221 million annually.

Non-recurring resources, which comprised 7% of the actions proposed in the Executive Budget submitted in February 2010, totaled $565 million.  Importantly, this was less than the annual growth in savings achieved by recurring gap-closing actions which grew in value by approximately $1.4 billion from Fiscal Year 2010-11 to Fiscal Year 2011-12.  As a result, the non-recurring actions were not expected to increase the budget gap in Fiscal Year  2011-12.

Anticipated Federal aid accounted for the balance of the gap-closing plan.  On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011, which recommended a six month extension of the temporary increase in the FMAP that was authorized in the ARRA.  If approved by Congress, the proposed FMAP extension would help states maintain their Medicaid programs during a period of high enrollment growth and reduced state revenue.  Under the ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010.  DOB estimated that, if approved, the extension of higher FMAP through June 30, 2010 would provide approximately $1.1 billion in savings in Fiscal Years 2010-11 and 2011-12.  If the extension of FMAP are not approved, the State would be required to take an additional $575 million in gap-closing actions, as well as eliminate the resources reserved for fiscal uncertainties.

In March 2010, DOB increased the projected General Fund budget gap for Fiscal Year 2010-11 by approximately $1 billion, to $9.2 billion.  The change in the projected budget gap reflects the impact of revised revenue forecasts for the economy, revised estimates of receipts for Fiscal Years 2009-10 and 2010-11 and a $160 million increase in the budget shortfall for Fiscal Year 2009-10 that was carried forward into Fiscal Year 2010-11. The State's gap-closing plan continues to assume that the Federal government will extend the temporary increase in the FMAP originally authorized in the ARRA.  However, based on current proposals in Congress and other information, DOB has reduced the estimated FMAP benefit in Fiscal Year 2010-11 by approximately $300 million.  This estimated reduction is offset in part by anticipated additional Federal reimbursement of $204 million in Fiscal Year 2010-11, resulting in a net loss in recommended savings of $96 million.

On March 17, 2010, the Legislature enacted the debt service appropriation bill, which includes appropriations for all existing and planned State-supported, contingent-contractual and other debt obligations for Fiscal Year 2010-11, which began on April 1, 2010.

The savings estimates in the Executive Budget assumed the enactment of a budget by April 1, 2010.  As a result of the budget impasse, certain proposals that were expected to begin generating additional revenues or savings in April 2010 have not yet been authorized.  DOB estimates that the budget delay has reduced the benefit of these proposals by approximately $40-50 million through May 10, 2010.  The cost of the budget delay is expected to continue to increase, absent approval of gap-closing measures.  Any savings that are unrecoverable as a result of the budget delay will need to be financed by alternative gap-closing measures agreed to in an adopted budget.

As in prior years when the State has not adopted a budget by April 1, DOB expects that the Governor will continue to submit, and the Legislature will continue to approve, interim appropriation bills to permit governmental operations to continue until a complete annual budget for Fiscal Year 2010-11 is adopted.  However, there can be no assurance that the Legislature will continue to approve interim appropriations.  DOB expects that the Governor will propose budgetary measures to achieve annual savings in Fiscal Year 2010-11 in future interim appropriation bills and as stand-alone legislative proposals.

On April 26, 2010, the Governor proposed an additional $620 million in gap-closing actions for consideration in order to maintain a balanced Executive Budget.  The actions included reductions to existing programs, new revenues and other resources.  The total gap-closing plan proposed by the Governor now totals $9.2 billion, consistent with the updated budget gap projected for Fiscal Year 2010-11.  The amended Executive Budget includes a savings target of $250 million from wage concessions to be negotiated with the unionized State workforce.

It is uncertain when an annual budget for Fiscal Year 2010-11 will be adopted.  DOB estimates that the Executive Budget recommendations, if enacted in their entirety, would leave projected budget gaps in the range of $6 billion, $11 billion and $13 billion in Fiscal Years 2011-12, 2012-13, and 2013-14, respectively.  There can be no assurance that a budget, whenever adopted, will not materially increase the budget gaps that must be addressed in future years.

Cash Position.  The State's cash position continues to be a significant concern.  The expected June 2010 closing balance in All Governmental Funds is estimated at $1.2 billion.  It was expected that the State would need to manage a very tight cash position throughout the first half of the Fiscal Year 2010-11, until the savings recommended in the Executive Budget began to provide relief.  At that time, however, it was expected that the State's Short-Term Investment Pool ("STIP") would generally have balances on hand to permit the State to meet payments as they came due.

However, the revenue revisions associated with the consensus forecast, the effect of the ongoing budget impasse, and the uncertainties surrounding the timing and content of an annual budget are expected to further weaken the State's cash position and increase the need for more extensive cash management actions.  DOB estimates that, absent additional cash management actions, the State will not have sufficient cash on hand to make all the local assistance payments that are currently due on or around June 1, 2010, the largest of which is State aid to public schools.  DOB anticipates that State payments scheduled for June 1, 2010 could exceed available funds, including STIP, by approximately $1 billion.  Furthermore, enactment of a budget for Fiscal Year 2010-11 would not be expected to materially improve the cash situation in early June 2010 due to the timetable for implementing any approved gap-closing measures.  DOB anticipates that the State's cash situation will improve temporarily in the later part of the month, based on the expected timing of tax collections.  Beyond June, DOB expects the State to continue to experience significant intermittent cash-flow difficulties, especially during the months of September and December 2010.  It should be noted, however, that the estimate of daily cash needs for the coming months is subject to considerable variability and may be substantially affected by, among other things, actual receipts collections, the content of interim appropriation bills and the content of an annual budget agreement.

In response to the cash situation, DOB expects to take one or more of the following cash management actions to maintain adequate operating margins: (1) recommend that payment dates for certain local assistance payments, including school aid, be amended to better match the flow of tax receipts, (2) further limit the scope of interim appropriations to the level supportable by estimates of available funds, or (3) use the budget director's certificate authority to limit payments as needed to ensure the orderly operation of government.  DOB anticipates that such actions, if implemented, are likely to be sufficient to permit the State to make substantially all the payments scheduled for June 2010 by the end of the month.

The State continues to reserve money to make debt service payments through August 2010 that are financed with General Fund resources, and portions of debt service payments becoming due during this period have already been deposited with the respective trustees.  DOB expects to continue this practice, regardless of the State's cash position.  Sufficient cash to pay debt service on bonds secured by dedicated receipts continues to be set aside as required by law and applicable bond covenants.

General Fund Out-Year Projections.

DOB projects outyear budget gaps of $5.4 billion, $10.7 billion and $12.4 billion in Fiscal Years 2011-12, 2012-13 and 2013-14, respectively.  General Fund spending is projected to grow at an average annual rate of 7.6% from Fiscal Years 2009-10 through 2013-14.  Spending growth in the General Fund is projected to increase sharply in 2011-12, which will increase General Fund costs, and the loss of temporary Federal aid for education.  Excluding these Federal aid amounts, which temporarily suppress General Fund costs in Fiscal Years 2009-10 and 2010-11, General Fund spending is projected to grow at approximately 5.1% on a compound annual basis.  The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs.

Outyear Receipts Projections.  Overall, tax receipts growth in the three fiscal years following Fiscal Year 2010-11 is expected to grow within a range of 1.3 to 4.8%. This reflects an economic forecast of a return to modest growth in the State economy in the second half of 2010.

Outyear Disbursement Projections.  DOB forecasts General Fund spending of $60.3 billion in Fiscal Year 2010-11, an increase of $5.7 billion (10.4%) over estimated Fiscal Year 2009-10 levels. Growth in Fiscal Year 2011-12 is projected at $9.4 billion (15.6%) and in Fiscal Year 2012-13 at $5.1 billion (7.3%). The growth levels are based on current services projections, as modified by the administrative actions contained in the DRP.  They do not reflect the potential impact of DRP actions that require the approval of the Legislature or other parties.

State Indebtedness

General.  Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.

Debt Reform Act of 2000.  The Debt Reform Act of 2000 (the "Act") is intended to improve the State's borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000.  It also imposes phased-in caps on new debt outstanding and new debt service costs.  The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt.  The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal Year 2000-01, and will gradually increase until it is fully phased-in at 4.0% in Fiscal Year 2010-11.  Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in Fiscal Year 2000-01, and will gradually increase to 5.0% in Fiscal Year 2013-14.

As of October 30, 2008, the cumulative debt outstanding and debt service caps were 3.32% each, and actual levels remained below the statutory caps.  Between April 1, 2000 and March 31, 2008, the State issued new debt resulting in $21 billion of debt outstanding applicable to the debt reform cap, about $8.8 billion below the limitation.  Debt service costs on this new debt totaled $1.7 billion in Fiscal Year 2007-08 or roughly $2.1 billion below the debt service limitation.  Current projections reflect that the level of State-supported debt outstanding and debt service costs will continue to remain below the limits imposed by the Act.  However, the available room under the debt outstanding cap is expected to decline from $6.8 billion in Fiscal Year 2009-10 to $52 million in Fiscal Year 2012-13.

Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 20% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 20% of total State-supported outstanding debt.  As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $9.4 billion each.  As of March 31, 2009, both amounts are less than the statutorily cap of 20%, and are projected to be below the caps for the entire forecast period through Fiscal Year 2012-13.

As of March 31, 2009, the State had five agencies or instrumentalities that had entered into a notional amount of $3.99 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 8.5% of total debt outstanding.

The State is currently repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps.  Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of approximately $565 million notional amount of swaps.  Given the current dislocations in the underlying variable rate markets and recent experience with the existing portfolio of swaps, the State has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The agreements outstanding as of March 31, 2009 involved eight different counterparties.  Each agreement were part of refunding transactions that resulted in fixed rated that ranged between 2.86% and 3.66%, which were significantly lower than the fixed bond rates at the time the refunding bonds were issued.  As of March 31, 2009, the net mark-to-market value of all the outstanding obligations (the aggregate termination amount) was approximately $577 million.  The State plans to continue to monitor and manage counterparty risk on a monthly basis.

A of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments, or 3.8% of total debt outstanding, that are subject to the net variable rate exposure cap.  That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations.  In addition to these variable rate obligations, as of March 31, 2009, the State had outstanding $2.4 billion of fixed-rate obligations that may convert to variable rate obligations in the future.  This amount included $1.75 billion in State-supported convertible rate bonds.

State-Supported Debt.  The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan.  Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs.  General obligation debt is currently authorized by the State for transportation, environment and housing purposes.  Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  The amount of general obligation bonds issued in Fiscal Year 2008-09 (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion.  It is estimated that approximately $599 million in general obligation bonds will be issued in Fiscal Year 2009-10.

Lease-Purchase and Contractual-Obligation Financing Programs.  Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.  As of March 31, 2009, approximately $13.7 billion of State Personal Income Tax Revenue Bonds were outstanding.  The Fiscal Year 2009-10 Budget projects that $4.1 billion of these bonds will be issued in Fiscal Year 2009-10.

Debt Servicing.  The Debt Reduction Reserve Fund (the "DRRF") was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of the DRRF as a pay-as-you-go financing source, reduce debt service costs or defease outstanding debt.  Since Fiscal Year 1999-2000, over $1.3 billion has been deposited in the DRRF.  The State spent $49 million of DRRF funds in Fiscal Year 2008-09 to defease high-cost debt.  The Fiscal Year 2009-10 Enacted Budget authorizes up to $250 million for the DRRF to deal with uncertain market conditions.  This appropriation will only be funded if resources become available, and would give the State the flexibility to react to market conditions and apply additional resources to mitigate risks in the State's debt portfolio. This appropriation could be used to fund swap termination costs, capital projects, cost of issuance, or to defease high cost debt.

Fiscal Year 2009-10 State Supported Borrowing Plan.  The State's Fiscal Year 2009-10 borrowing plan projects new issuance of $599 billion in general obligation bonds; $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued to finance capital projects for transportation; $520 million in Mental Health Facilities Improvement Revenue Bonds issued to finance capital projects at mental health facilities; $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.1 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.

Litigation

General.  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget.  The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims.  In Oneida Indian Nation of New York, et al. v. State of New York, the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of land that the tribe sold to the State in a series of transactions between 1795 and 1846, and ejectment of the State and surrounding counties from all publicly-held lands in the claim area.  This case was dormant while the plaintiffs pursuant an earlier action which ended in an unsuccessful effort at a settlement.  In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area.  On September 25, 2000, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment.  On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages.  The court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome.  While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki.  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.  These decisions prompted the court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings.  On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility.  By order dated May 21, 2007, the court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction.  The court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.  The appeals have been fully briefed before the Second Circuit, and oral argument was conducted in June of 2008.  The case now awaits the court's decision.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in United States District Court.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest.  On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims.  On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution.  On November 29, 2004, the plaintiff tribes, with one exception, approved a settlement with the State.  On February 10, 2006, the district court stayed all proceedings and legislation until 45 days after the U.S. Supreme Court issued a final decision in the Cayuga Indian Nation of New York case.  On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings.  Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands within the State are the property of the Onondaga Nation and the Haudenosaunee, and that conveyances of that land pursuant to treaties during the period from 1788-1822 are null and void.  On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on the issue of laches.  The motion is now fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v. Pataki, et al., involved approximately 64,000 acres in Seneca and Cayuga Counties that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (first enacted in 1790) because the transactions were not held under Federal supervision, and were not formally ratified by the U.S. Senate and proclaimed by the President.  In 2001, the court denied ejectment as a remedy and rendered a judgment against the State for in the net amount of $250 million.  The State appealed the judgment.  The tribal plaintiffs (but not the U.S. Government) cross-appealed, seeking ejectment of all of the present day occupants of the claimed land and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the action, based upon the intervening Sherrill decision.  The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in Sherrill applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claims for money damages and ejectment.  The Court also held that the United States' complaint-in-intervention was barred by laches.  The Supreme Court denied certiorari in Cayuga on May 15, 2006.

This case was closed but recently became active when the Cayuga plaintiffs filed a motion to have the judgment vacated and the case stayed until after the Second Circuit decides the appeal in Oneida.  The motion is premised on the ruling in Oneida that, in spite of the decision in Cayuga, the tribal plaintiffs may proceed to prove a non-possessory claim for unjust compensation against the State.  Further briefing on the plaintiffs' motion from relief from judgment has been suspended, pending the outcome of the Oneida appeal.

Medicaid.  Numerous cases challenge provisions of State law which alter the nursing home Medicaid reimbursement methodology.  Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the U.S. District Court dismissed plaintiff's complaint on May 19, 2004.  On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court.  This case is now concluded.  Several related cases at the State level involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal court.

Tobacco Master Settlement Agreement.  In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with major tobacco manufacturers.  The initial complaint alleged: (1) violations of the Commerce Clause of the U.S. Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of laws on Native American reservations in violation of the Equal Protection Clause of the U.S. Constitution.  The District Court granted defendants' motion to dismiss the complaint for failure to state a cause of action.  Plaintiffs appealed from this dismissal.  In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings.  Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds.  On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow.  Plaintiffs appealed the denial of the remainder of the motion.  In May 2005, the Second Circuit affirmed the denial of the preliminary injunction.  In December 2006, the summary judgment motions and cross-motions were fully submitted to the District Court.  By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions.  Following an evidentiary hearing, by order dated December 15, 2008 summarizing a preliminary decision, the District Court dismissed all of plaintiff's claims.  On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint.  Plaintiff has appealed; and the appeal is pending before the Second Circuit.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York.  The parties have cross-moved for summary judgment and are awaiting the scheduling of oral argument.

Arbitration Related to Tobacco Master Settlement Agreement.  Under the MSA, tobacco manufacturers who are party to the MSA ("PMs") pay 46 settling states, plus some territories and the District of Columbia, (collectively, the "Settling States"), an annual base payment to compensate for financial harm to the Settling States for smoking-related illness.  New York's allocable share of the total payment is approximately 12.8%, or approximately $800 million, annually.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA to deposit in escrow an amount roughly equal to the amount that the PMs pay per pack sold.  The PMs have brought a nationwide arbitration against the Settling States (minus Montana) asserting that those Settling States failed to diligently enforce their respective escrow statutes in 2003.  Any such claim for the years prior to 2003 were settled in 2003.  The PMs are making the same claim for years 2004-2006, but none of those years are yet in arbitration.  Two of the three arbitrators have been selected, and it is anticipated that the third will be selected and the arbitration will begin this summer.

West Valley Litigation.  In State of New York et al v. The United States of America et al., the State and the New York State Energy Research and Development Authority have filed suit seeking declarations that defendants are (i) liable under CERCLA for the State's response costs and for damages to the State's natural resources resulting from pollution releases from the West Valley site and a judgment reimbursing the State for these costs and damages, (ii) responsible to decontaminate and decommission the site and for future site monitoring and maintenance, and (iii) responsible for paying the fees for disposal of solidified high level radioactive waste at the site.  The parties have agreed to stay the litigation and submit the issues to non-binding arbitration and early neutral evaluation.

As a result of mediation, the parties filed a proposed Consent Decree on October 27, 2009, resolving part of the litigation.  The order will propose to settle the claims for CERCLA allocation of costs and the obligations of the United States under the West Valley Demonstration Project by allocating among the parties specific percentages of the cost of each potential remedy for the various structures and contaminated areas on the site.  The claim for natural resource damages would be dismissed pursuant to a tolling agreement that would give the plaintiffs three years in which to file a new action or seek another tolling period.  The claim regarding the Federal government's obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project is neither settled nor dismissed and will remain in litigation.  The parties will ask the court to allow a thirty day period for the public to send comments to the State regarding the terms of the proposed Consent Decree.  The State will review the comments and, if appropriate, move for entry of the Consent Decree.

Representative Payees.  In Weaver v. State of New York, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance.  The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that the claimant failed to file a motion to certify the class in a timely manner and that the claimant failed to identify the time and place in which each claim arose.  The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment.  The State's reply papers were submitted on April 1, 2009.  The State had also opposed the claimant's cross-motions, and has submitted a motion for summary judgment.

On October 14, 2009, the claimant filed an amended complaint that, among other things, added a claimant, changed the class representative, revised the definition of the proposed class of claimants and dropped certain claims.  The State resubmitted its motion to dismiss the class claims.  After the court rules on the motion to dismiss, the State will file an answer with respect to the individual claims.  After the answer is filed, the parties can move for summary judgment and, if necessary, move to certify the class.

Bottle Bill Litigation.  In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State's Bottle Bill enacted on April 7, 2009 as part of the Fiscal Year 2009-2010 Budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution.  By order entered May 29, 2009, the district court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law's requirements.

The State defendants moved to modify the preliminary injunction.  On August 13, 2009 the court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties' submissions, the court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009.  The court's decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

Civil Service Litigation.  In Simpson v. New York State Department of Civil Service et ano., plaintiffs have brought a class action claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class.  Cross motions for summary judgment are currently pending in district court.

Public Finance.  In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint asking the trial court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution.  In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations in violation of the Constitution, and also claim that certain enabling language in the State budget constitutes improper delegation of legislative power to the executive branch in violation.

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations.  The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy.  In a decision and order dated February 27, 2009 the trial granted the motion to dismiss the complaint, finding no Constitutional violation.  The plaintiffs have submitted an appeal of the dismissal of their complaint. Opposing briefs are due on March 1, 2010.

Metropolitan Transportation Authority.  In Hampton Transportation Ventures, Inc. et al. v. Silver et al. plaintiffs challenge the constitutionality of a 2009 State law that imposed certain taxes and fees, including a regional payroll tax, the revenue from which is directed to the Metropolitan Transportation Authority.  Plaintiffs seek a judgment declaring that enactment of the law violated various provisions of the State Constitution.

School Aid.  In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution.  Since the commencement of the suit, the school aid was released, and the plaintiffs amended their complaint to reflect late payment of the aid.  Defendants were scheduled to submit a response to the complaint on February 18, 2010.

APPENDIX D
(DREYFUS CALIFORNIA AMT-FREE MUNICIPAL CASH MANAGEMENT)

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California Municipal bonds.  It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy.  California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  The State, however, experienced a severe economic recession which began in the first quarter of 2008 and ended at some point in the second half of 2009, similar to the rest of the nation.  Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009, and increased slightly in the third quarter of 2009.  Taxable sales fell sharply in the first half of 2009 before increasing moderately in the second half of 2009.  The total assessed valuation of property in the State is lower in Fiscal Year 2009-10 than it was in the prior year.  The State's unemployment rate increased from 6.1% at the start of 2008 to 9.7% in January 2009, and up to 12.5% in January 2010.  The national unemployment rate in January 2010 was 9.7%.

Since the start of 2008, the State has been experiencing the most significant economic downturn and financial pressure since the Great Depression of the 1930s.  As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls.  In less than 11 months, the Legislature and the Governor have adopted three major budget plans, covering Fiscal Years 2008-09 and 2009-10, in response to continuing deterioration in the State's fiscal condition.  Over that time, the Legislature enacted some $60 billion in budget solutions, including some revenue increases and borrowing, but consisting primarily of expenditure reductions which have affected almost all State government, education, social services and other programs funded by the State.  The State's financial plan continues to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the General Fund at the end of Fiscal Year 2010-2011.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State.  The Department of Finance ("DOF") has projected that multi-billion dollar budget gaps will occur annually through at least Fiscal Year 2012-13 without further corrective actions.

Population.  The State's July 1, 2009 population of about 38.5 million represented over 12% of the total United States population.  California's population is concentrated in metropolitan areas.  As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State.  As of July 1, 2009, the 5-county Los Angeles area accounted for 41% of the State's population, with over 18.5 million residents, and the 9-county San Francisco Bay Area represented nearly 20%, with a population of over 7 million.

Recent Economic Developments

The State experienced a severe economic recession which began in the first quarter of 2008 and ended at some point in the second half of 2009, similar to the rest of the nation.  Personal income fell in the fourth quarter of 2008 and in the first three quarters of 2009.  Taxable sales fell sharply in the first half of 2009 before increasing moderately in the second half of 2009.  The total assessed valuation of property in the State was lower in fiscal year 2009-10 than it was in the prior fiscal year.  This is the first year-to-year decline in the Statewide total since the State began keeping records in 1933.

In response to the most severe economic downturn in the United States since the Great Depression, the State has implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close a $60 billion budget gap over Fiscal Years 2008-09 and 2009-10.  The State adopted reforms in nearly every area of government to better contain costs in the future.  The 2010-11 Governor's Budget proposes further reductions to many programs.  If these proposals are adopted, it would bring overall General Fund spending to a level well below what it was a decade ago in Fiscal Year 1998-99 adjusted for population and inflation growth.

The State is slowly emerging from the recession, but economic growth is very modest and the level of unemployment is still very high.  Consequently, baseline General Fund revenues in Fiscal Year 2009-10 are projected to fall by more than 20% from their peak in Fiscal Year 2007-08.  Major components of the revenue decline are capital gains taxes ($8 billion), income tax on wages (about $6 billion), tax on other types of income ($7 billion), sales taxes ($11 billion), corporate taxes ($2 billion) and all other taxes (about $1 billion).  Consumer spending driven by easy credit and growth in home values is also not likely to return to prior levels in the foreseeable future.  Revenues will also be affected by the expiration of temporary tax increases enacted in Fiscal Year 2009-10.

Without corrective action, the State faces an estimated combined budget gap of $19.9 billion through the end of Fiscal Year 2010-11, comprised of a Fiscal Year 2009-10 shortfall of $6.6 billion, a Fiscal Year 2010-11 shortfall of $12.3 billion, and a modest reserve of $1 billion.  The 2010-11 Governor's Budget proposes a combination of spending reductions, alternative funding, fund shifts and additional Federal funds to close the estimated $19.9 billion budget shortfall.  The Governor declared a fiscal emergency and called the Legislature into special session in order to close the budget gap as soon as possible.  The 2010-11 Governor's Budget includes solutions for action in the special session that will close $8.9 billion of the budget gap.  During the fiscal emergency special session, which ended March 11, 2010, the Legislature adopted and sent to the Governor legislation intended to reduce the budget gap by about $3.2 billion, a portion of which (intended to provide $2.1 billion in savings) the Governor vetoed.  The remaining $1.1 billion will be achieved through legislation, signed by the Governor on March 22, 2010, that eliminates the sales tax on gasoline and replaces it with a higher excise tax a portion of which, together with other existing revenues, will be applied to offset General Fund costs for certain transportation expenses.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.  The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").  State agencies and authorities also can issue revenue obligations for which the General Fund has no liability.

General Obligation Bonds.  The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary.  General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.  Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education.  Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of February 1, 2010, the State had outstanding over $72.9 billion aggregate principal amount of long-term general obligation bonds, of which over $63.3 billion was payable primarily from the General Fund and over $9.5 billion was payable from other revenue sources.  As of February 1, 2010, there were unused voter authorizations for the future issuance of approximately $48.8 billion of long-term general obligation bonds.  Of this unissued amount, over $1.33 billion is for bonds payable from other revenue sources.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.  As of February 1, 2010, the State had outstanding over $5.29 billion in variable rate general obligation bonds (which includes a portion of the ERBs described below), representing about 7.3% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program.  Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes.  Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds.  The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes.  Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time.  As of March 17, 2010, $1.29 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Debt.  In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing.  Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.  These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds.  In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors.  Certain of the lease-purchase financings are supported by special funds rather than the General Fund.  The State had over $9.34 billion General Fund-supported lease-purchase obligations outstanding as of February 1, 2010.  The State Public Works Board, which is authorized to sell lease revenue bonds, had over $10.4 billion authorized and unissued as of February 1, 2010.

Non-Recourse Debt.  Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability.  Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds.  The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.  State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of December 31, 2009.

Future Issuance Plans.  Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt to more than $72 billion, while still leaving authorized and unissued about $58 billion as of February 1, 2010.  The State has increased the volume of issuance of both categories of bonds substantially, starting in Fiscal Year 2007-08, in order to address the program needs for these new authorizations, along with those which existed before 2006.  The amounts and timing of future issuance of general obligation and lease revenue bonds depends on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State's budget condition have caused significant disruptions over the past two years in the State's bond issuance program.  Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009.  In March 2009, it issued $6.54 billion of new tax-exempt bonds.  A few weeks later, the State took advantage of a new Federal program called "Build America Bonds" ("BABs") to issue $6.86 billion of Federally taxable general obligations bonds, of which $5.3 billion were BABs.  BABs are bonds whose interest is subject to Federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on the BABs.  This will result in a net interest expense lower than what the State would have had to pay for tax-exempt bonds at that time and in that amount.  Between April 2009 and November 2009, the State issued a significant amount of BABs, including $7.89 billion of general obligation bonds and $250 million of lease revenue bonds, and the State expects to issue additional BABs during calendar year 2010.  The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate.  In late March 2010, the House of Representatives passed a law which extends the BAB program for three years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration; this proposal has not yet been acted on by the Senate.

While a combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009, the scale of issuance is expected to be much lower in calendar year 2010.  The 2010-11 Governor's Budget projects issuance of about $13.2 billion of general obligation and lease revenue bonds.  As of March 2010, the State had issued or sold, in calendar 2010, $5.9 billion of general obligation bonds and planned to issue approximately $743 million of lease revenue bonds in April 2010.

Based on the current projections of program expenditure needs, without taking any future authorizations into account, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to peak at about $110.1 billion by Fiscal Year 2015-16, compared to the current total outstanding amount of about $74.6 billion.  The annual debt service costs on this amount of debt was estimated to increase to approximately $9.76 billion in Fiscal Year 2012-13, compared to about $6.09 billion budgeted in Fiscal Year 2009-10.

In light of the substantial drop in General Fund revenues since Fiscal Year 2007-08 and the projections for substantial new bond sales in the future, the ratio of debt service on general obligation and lease revenue bonds supported by the General Fund, to annual General Fund revenues, can be expected to increase significantly in future years.  Based on the revised estimates contained in the 2010-11 Governor's Budget, in Fiscal Year 2009-10, the General Fund debt ratio is estimated to equal approximately 6.91% based on the assumed debt issuances discussed herein and the assumed growth in General Fund revenues and transfers contained in the 2010-11 Governor's Budget. Through Fiscal Year 2013-14, the State's General Fund debt ratio is projected to peak at 10.47% in Fiscal Year 2012-13.

Economic Recovery Bonds.  The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004.  Proposition 57 authorizes the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004.  Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04.  In order to relieve current cash flow and budgetary shortfalls, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund.  That issuance represents the last ERBs that can be issued under Proposition 57, except for any future issuance of refunding bonds.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues ("SSTRs") collected from the 1/4¢ tax dedicated to repayment of the ERBs decreased to a level that did not provide adequate coverage above the required debt service amounts.  This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time.  In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009.  The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times.  The ratings for all ERBs have been raised to levels above the State's general obligation bonds ratings.

Three different sources of funds are required to be applied to the early retirement of ERBs: (i) all proceeds from the dedicated 1/4¢ tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA.  As of December 31, 2009, funds from these sources have been used for early retirement of approximately $3.5 billion of ERBs during Fiscal Years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in Fiscal Year 2006-07 ($472 million) and Fiscal Year 2007-08 ($1.023 billion).  The State reported that approximately $122 million of surplus tax revenues will be used to retire ERBs in early 2010.  The Governor suspended the BSA transfers in Fiscal Years 2008-09 and 2009-10, due to the condition of the General Fund, and the 2010-11 Governor's Budget assumes another suspension for that fiscal year.

Tobacco Settlement Revenue Bonds.  In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years.  Under the MSA, half of the money will be paid to the State and half to local governments.  Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment.  Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things.  However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04.  An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds").  A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds").  In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short.  In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing.  In March 2007, the State completed a refunding of the 2003A Bonds.  This refunding generated additional proceeds of approximately $1.258 billion, which will then be used to offset the General Fund cost for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

Under the MSA, an independent auditor calculates each year whether in a given calendar year the MSA participating manufacturers ("PMs") have lost more than 2% of the market share they held in 1997 to the non-participating manufacturers ("NPMs") and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share.  If this factor is confirmed, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2% threshold for the specified calendar year payment.  The PMs made this assertion of market share loss in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments respectively.  Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year's scheduled payment.  In April 2008, the PMs made this assertion for the 2006 calendar year, and a final decision in favor of the PMs was issued at the end of March 2009.  In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs' annual payments for those years.  As a result, the tobacco settlement revenues due to the State in April 2006, 2007, 2008 and 2009 were reduced by $50.9 million, $44 million, $33.9 million and $32.8 million, respectively.  Nevertheless, the amount of tobacco settlement revenues received in each of those years was in excess of the required debt service payments.  In February 2009, the 2005 NPM adjustment was released from the disputed payments account to the states as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment rather than one for each state.

Cash Flow Borrowings and Management.  As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs.  The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year.  RANs must mature prior to the end of the fiscal year of issuance.  If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.  RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

The issuance of $5 billion of RANs on October 16, 2008 was intended to be the first part of the external borrowing portion of the State's cash management plan for Fiscal Year 2008-09, which anticipated a total issuance of $7 billion of RANs in order to maintain adequate reserves to manage the State's cash flow requirements.  The February 2009 budget package included several bills to improve the State's cash management resources, including authorization of additional internal borrowings from special funds and the deferral of certain payments to schools and local governments.  In addition, the State received early payment from the Federal economic stimulus bill and issued $500 million of new RANs.  All these actions allowed the State to repay all deferred payments in March 2009 and pay all its other obligations through June 30, 2009, including repayment of $5.5 billion of RANs.

The State entered Fiscal Year 2009-10 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in Fiscal Year 2008-09.  In addition, significant payments to public schools was deferred from the end of Fiscal Year 2008-09 into the first few weeks of July 2009.  By July 1, 2009, additional budget solutions for Fiscal Year 2009-10 had not been adopted.  Faced with reduced cash resources, the State Controller started to issue registered warrants ("IOUs") on July 2, 2009, for certain obligations of the State not having payment priority under law.  The State Controller was able to manage cash resources to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009.

On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.  With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for Fiscal Year 2009-10.  In order to provide an immediate increase in cash resources, the State issued $1.5 billion of RANs on August 27, 2009, which were scheduled to mature on October 5, 2009.  This permitted early redemption of the outstanding IOUs ($2.6 billion) as of September 4, 2009.

The 2010-11 Governor's Budget projects the State will have sufficient cash resources to repay the entire $8.8 billion of RANs, issued in September 2009, in May and June of 2010 as scheduled.  Cash flow projections in the 2010-11 Governor's Budget show an available balance of borrowable resources at June 30, 2010 of about $7.4 billion, after repayment of the RANs.

Ratings.  The current ratings of the State's general obligation bonds are "Baa1" from Moody's, "A-" from S&P and "BBB" by Fitch.

State Funds and Expenditures

The Budget and Appropriations Process.  The State's fiscal year begins on July 1 and ends on June 30.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year.  Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.  Following the submission of the proposed budget, the Legislature takes up the proposal.  The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.  The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature.  The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill.  Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.  Appropriations also may be included in legislation other than the Budget Act.  Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor.  Bills containing K-14 education appropriations require a simple majority vote.  Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

The General Fund.  The monies of the State are segregated into the General Fund and over 1,000 other funds, including special, bond and trust funds.  The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties.  The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund.  The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund.  At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.  In certain circumstances, monies in the SFEU may be used in connection with disaster relief.  For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund.  For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

The Budget Stabilization Account.  Proposition 58, approved in March 2004, created the BSA.  Beginning with Fiscal Year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced.  These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater.  The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target.  Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose.  A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

The 2007, 2008 and 2009 Budget Acts authorized the State to transfer funds from the BSA back into the General Fund.  On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the General Fund.  The Governor issued an executive order on May 28, 2008 suspending the Fiscal Year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, in light of the current condition of the General Fund.  Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the Fiscal Year 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to the BSA.  The 2010-11 Governor's Budget proposes to suspend the Fiscal Year 2010-11 transfer estimated at approximately $2.7 billion from the General Fund to the BSA.  There are currently no moneys in the BSA.

Inter-Fund Borrowings.  Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund.  If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund.  All money so transferred must be returned to the special fund from which it was transferred.  As part of the 2008 Budget Act, statutory changes were enacted to reclassify 18 existing State funds to become borrowable resources for General Fund cash flow purposes.  These funds increase the total amount of borrowable resources by approximately $3.5 billion.  An additional $500 million of additional borrowable resources was previously made available in August 2008 as a result of administrative actions taken by the Governor.  The Initial 2009 Budget Act reclassified an additional 19 funds to borrowable resources for General Fund cash flow purposes.  These funds will provide approximately $2 billion additional borrowable cash to the General Fund.  As of June 30, 2009, there was estimated to be approximately $11.908 billion of loans from the SFEU and other internal sources to the General Fund.  The 2010-11 Governor's Budget estimates approximately $10.335 billion of such loans for June 30, 2010.

State Expenditures.

State Appropriations Limit.  The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit").  The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes.  There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative.  The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.  The Appropriations Limit is tested over consecutive two-year periods.  Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

The DOF projects the Appropriations subject to limitation to be approximately $23.135 billion and $20.762 billion under the Appropriations Limit in Fiscal Years 2009-10 and 2010-11, respectively.

Pension Trusts.  The principal retirement systems in which the State participates are the California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan.  As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients.  The payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.9 billion.  The State's contribution to CalPERS, through the PERF, has increased from $2.402 billion in Fiscal Year 2005-06 to an estimated $3.098 billion in Fiscal Year 2009-10, with an estimated $3.488 billion for Fiscal Year 2010-11.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP").  STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.  As of June 30, 2009, the Defined Benefit Program had approximately 1,745 contributing employers, approximately 609,375 active and inactive program members and 223,968 benefit recipients.  State contribution to CalSTRS, through STRP, has increased from $499 million in Fiscal Year 2005-06 to an estimated $563 million in Fiscal Year 2009-10, with an estimated $565 million for Fiscal Year 2010-11.

CalPERS and CalSTRS have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.  The State also has an unfunded liability relating to retirees' post-employment healthcare benefits which was estimated to be $51.8 billion as of June 30, 2009.

Welfare System.  The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system.  This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain Federal welfare and public benefits to legal non-citizens (subsequent Federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.  Federal authorization for the TANF program extends until September 30, 2010.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998.  Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid.  The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.  The CalWORKs caseload projections are 544,000 and 576,000 cases in Fiscal Years 2008-10 and 2010-11, respectively.  Since CalWORKs' inception in January 1998, however, caseload is projected to have declined by over 10%.

As in prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the Federal Fiscal Year 1994 historic expenditures rather than the 75% MOE level California has been required to meet.  The 2010-11 Governor's Budget continues to reflect an increase of MOE spending by $179.5 million in Fiscal Year 2009-10 and 2010-11, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional Federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in Fiscal Year 2011-12.  The 2008 Budget Act maintained funding to support CalWORKs program improvements that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet Federal work requirements in the TANF program.  Additionally, the Amended 2009 Budget Act included significant long-term reform efforts for the program.  Various long-term reforms will become effective beginning in Fiscal Year 2011-12.

Nationwide, the American Recovery and Reinvestment Act in February 2009 ("ARRA") appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund ("ECF") for Federal fiscal years 2009 and 2010.  A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment.  Through the ECF, a state can be reimbursed for 80% of expenditures in a fiscal year that exceed the level of state expenditures in each of these areas.  The 2010-11 Governor's Budget assumes an extension of the enhanced funding provided for health and social services programs by the ARRA.  This would result in a General Fund decrease of $538 million as a result of the Federal government continuing the TANF ECF provided to California through Fiscal Year 2010-11.

The 2010-11 Governor's Budget also proposes a reduction of $207.2 million from the General Fund expenditures by: (i) reducing monthly grant payments by 15.7% to reduce California's grant level to the average of the ten states with the highest cost of living, (2) reducing the level at which the State reimburses child care providers, and (3) eliminating the Recent Noncitizen Entrants program, which provides CalWORKs benefits to legal immigrants who have been in the United States for less than five years.  These proposals would become effective June 1, 2010.  The General Fund savings resulting from these proposals would increase to approximately $700 million if the Federal government does not extend the ARRA funding.  Further, if the Federal government does not provide the $6.9 billion of additional funding proposed in the 2010-11 Governor's Budget, the Administration would propose elimination of the CalWORKs program, resulting in General Fund savings of $1 billion.

Health Care.  Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage.  Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, Federal matching funds are available if the State chooses to provide any of numerous optional benefits.  The Federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits.  Approximately 3.6 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.  Average monthly caseload in Medi-Cal is estimated at 7.28 million in Fiscal Year 2009-10.  Caseload is expected to increase in Fiscal Year 2010-11 by approximately 246,700 (3.4%) to 7.52 million eligible people.

Medi-Cal expenditures are estimated to be $47.3 billion ($10.9 billion General Fund) in Fiscal Year 2009-10 and $38.9 billion ($8.9 billion General Fund) in Fiscal Year 2010-11.  The net decrease of $2 billion of Medi-Cal expenditures in Fiscal Year 2010-11 is due primarily to base cost increases of about $3.4 billion and savings of $5.4 billion resulting from an anticipated increase in Federal funds and various program reductions.

Unemployment Insurance.  The Unemployment Insurance ("UI") program is a Federal-State program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own.  The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.  Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants.  The State projected that, absent changes to the UI Fund financing structure, the UI Fund will have a deficit of $7.4 billion at the end of 2009, $18.4 billion at the end of 2010 and $27.3 billion at the end of 2011.

Commencing in January 2009, in accordance with Federal law, the State began to fund deficits in the UI Fund through a Federal loan to support benefit payments.  If the loan is repaid within the Federal fiscal year in which it is taken, the State does not have to pay interest on the loan.  If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds.  However, the ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment by the State would need to occur no later than September 30, 2011. Assuming the State does not begin repayment of the loan prior to September 2011, in Fiscal Year 2011-12 the General Fund would be required to make an interest only payment of between $600 and $700 million for the period from January 1 through July 1, 2011 (based on an assumed then outstanding Federal loan of $27.3 billion).  The amount payable in fiscal years after Fiscal Year 2011-12 (assuming a $27.3 billion outstanding amount and no Federal waiver of the interest payment) could be $1.4 billion or more.

Local Governments.  The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas.  There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services.  The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.  Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges.  During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.  However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Constitutional Amendment #4 ("Amendment No. 4"), dramatically changed the State-local fiscal relationship.  These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act.  One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle.  In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.

As part of the State-local agreement, Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election (Proposition 1A).  Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.  Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.  Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government-operated joint powers agency ("JPA").  This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations.  Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013.  The 2010-11 Governor's Budget includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the General Fund.  The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment authority funds from current revenue and reserves in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11, which allows redevelopment agencies to borrow from parent agencies.  These revenues are then shifted to schools that serve the redevelopment areas.

The California Redevelopment Association ("CRA"), which includes a number of redevelopment agencies among its members, has publicly announced that it is preparing to file a lawsuit challenging the $1.7 billion shift described above.  The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys.  The CRA challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for Fiscal Year 2008-09.  The State withdrew its appeal of the decision and subsequently enacted legislation that it believes addresses the concerns noted by the trial court.  However, the subsequently enacted legislation is being challenged in the current CRA lawsuit, and in a separate lawsuit filed by a group of counties.

Trial Courts.  Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system.  The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties.  The State's trial court system will receive approximately $2.6 billion in State resources in Fiscal Years 2008-09 and 2009-10, and $499 million in resources from the counties in each fiscal year.  The 2010-11 Governor's Budget reflects $314.3 million in General Fund reductions, $17.4 million of which is a one-time reduction.  In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays.  The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds.  Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Proposition 98.  On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act."  Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.  Any amount not funded by local property taxes is funded by the General Fund.  Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations.  However, that percentage has been adjusted to approximately 40% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools.  Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period.  Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2009-10 or 2010-11.

The Initial 2009 Budget Act included funding the Proposition 98 Guarantee for both Fiscal Years 2008-09 and 2009-10 at the minimum-required levels of $50.7 billion and $56.0 billion, respectively.  It also reduced Fiscal Year 2008-09 Proposition 98 appropriations by $7.3 billion a combination of payment deferrals, fund re-designations, and program reductions.  In comparison to the Fiscal Year 2008-09 revised Proposition 98 spending level, the Initial 2009 Budget Act included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments.  The Fiscal Year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

Since the adoption of the Initial 2009 Budget Act, the State's revenues continued to decline.  To continue funding at the minimum-required funding levels, in July 2009, Proposition 98 funding levels were again reduced for both Fiscal Year 2008-09 and 2009-10.  The Fiscal Year 2008-09 Proposition 98 funding level is now $49.1 billion.  Furthermore, the Amended 2009 Budget Act reduced Fiscal Year 2009-10 appropriations by $5.6 billion.  The 2010-11 Governor's Budget proposes to amend the Fiscal Year 2008-09 Proposition 98 funding levels to reflect actual appropriations for Fiscal Year 2008-09, reducing Proposition 98 funding from $49.1 billion to $49.0 billion.  The proposed Fiscal Year 2008-09 Proposition 98 funding level is $2.2 billion over the minimum required funding level.  For Fiscal Year 2009-10, the Proposition 98 Guarantee level decreases to $49.9 billion from the $50.4 billion level in the Amended 2009 Budget Act.  The Proposition 98 Guarantee for Fiscal Year 2010-11 is projected to grow to $50.0 billion and the General Fund share is projected to be $36.1 billion of total Proposition 98 funding.

In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion.  That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund.  This suspended amount is added to the existing maintenance factor.  This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has recently been settled.  The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full.  The payment has been suspended in the Amended 2009 Budget Act.  The 2010-11 Governor's Budget proposes to restart the annual settlement payments by providing $270 million for Fiscal Year 2009-10 and $180 million for Fiscal Year 2010-11, a total of $450 million.  In addition, legislation was approved to refinance the State's Series 2003A Bonds (discussed below), which became effective on January 1, 2007.  The first $900 million in additional funds raised from the refinancing offset initial settlement costs.

Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates.  Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations.  The current estimate of the remaining obligation is $1.292 billion.  The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million.  The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation. Legislation related to the 2008 Budget Act suspends the Fiscal Year 2008-09 allocation.  As a result, the outstanding settle-up balance as of the 2008 Budget Act is $1.1 billion.  The February 2009 budget package used the $1.1 billion to pay for school district revenue limit costs in Fiscal Year 2008-09.  The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for Fiscal Year 2006-07 are $212 million below the amounts required by the Proposition 98 minimum guarantee.  This amount should be appropriated by the Legislature beginning in Fiscal Year 2014-15.

Constraints on the Budget Process.  Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.  More recently, a new series of Constitutional amendments have affected the budget process.  These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.  This, and other recent Constitutional amendments affecting the budget process, are described below.

Proposition 58 (Balanced Budget Amendment).  Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits.  As a result, the State may have to take more immediate actions to correct budgetary shortfalls.  Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the General Fund.  The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  Proposition 58 also prohibits certain future borrowing to cover budget deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004).  Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing.  The amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years.  The 2010-11 Governor's Budget defers payment of these claims and refinances the balance owed over the remaining payment period.  The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $965.4 million.  The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing  authority.  This borrowing generated $1.998 billion that will be used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding).  An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools.  This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million.  These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006).  On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions.  The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period.  The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for Fiscal Year 2006-07, and also included $1.415 billion for advance repayment of a portion of prior year suspensions.  The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and required repayment for remaining Proposition 42 debts at $83 million for Fiscal Year 2007-08.  The 2008 Budget Act fully funds the Proposition 42 transfer for Fiscal Year 2008-09 at $1.320 billion with another $83 million to repay a portion of past suspensions.  The Amended 2009 Budget Act fully funds the Proposition 42 transfer for Fiscal Year 2009-10 at $1.441 billion with another $83 million to repay a portion of past suspensions.

Sources of Tax Revenue

Personal Income Tax.  The California personal income tax, which accounted for 52.4% of General Fund tax revenues in Fiscal Year 2008-09, is closely modeled after Federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index.  Personal, dependent and other credits are allowed against the gross tax liability.  In addition, taxpayers may be subject to an alternative minimum tax ("AMT").  The personal income tax structure is highly progressive.  For instance, it is estimated that the top 1% of taxpayers paid 48% of the total personal income tax in the 2007 tax year.

A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate, became effective January 1, 2005.  The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts.  Capital gains tax receipts accounted for as much as 14.8% and as little as 4.5% of General Fund revenues over the last ten years.  It is estimated that capital gains tax receipts will account for 4.3% of General Fund revenues and transfers in Fiscal Year 2009-10 and 6% of General Fund revenue in Fiscal Year 2010-11.

Sales and Use Tax.  The sales and use tax, which accounted for 28.7% of General Fund tax revenues in Fiscal Year 2008-09, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California.  Most retail sales and leases are subject to the tax.  However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity.  Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2010, the breakdown of the base State and local sales tax rate of 8.25% is as follows: 6% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast.  The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year.  The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Corporation Tax.  Corporation tax revenues, which accounted for 11.5% of General Fund tax revenues in Fiscal Year 2008-09,  are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation).

Insurance Tax.  The majority of insurance written in California is subject to a 2.35% gross premium tax.  For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles.  Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance.  This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $15 million in Fiscal Year 2008-09, $12 million in Fiscal Year 2009-10, $200 million in Fiscal Year 2010-11, and $179 million in Fiscal Year 2011-12.

Other Taxes.  Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return.  The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010.  It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005.  These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

Special Fund Revenues.  The State Constitution and statutes specify the uses of certain revenue.  Such receipts are accounted for in various special funds.  In general, special fund revenues comprise three categories of income:  (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products;  (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).  Motor vehicle related taxes and fees accounted for approximately 35% of all special fund revenues in Fiscal Year 2008-09.  Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs.  During Fiscal Year 2008-09, $8.5 billion was derived from the ownership or operation of motor vehicles.  About $3.1 billion of this revenue was returned to local governments.  The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products.  Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999.  At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes.  In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999.  The State's excise tax proceeds are earmarked for early childhood development, education, health, research and other programs.

American Recovery and Reinvestment Act.  The ARRA provides approximately $787 billion of economic stimulus actions in the form of direct payments from the Federal government and tax relief to individuals and businesses nationwide.  The stimulus bill provides about $330 billion in aid to states, about $170 billion for Federal projects and non-state aid, and about $287 billion of tax relief.  The State estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief.  The State believes that over the 18 month course of ARRA, Californians can expect to see a $19.5 billion investment in health and human services, $11.8 billion investment in education, $5.2 billion investment in labor and workforce development, and $4.7 billion investment in transportation infrastructure.

The 2010-11 Governor's Budget includes an estimated $6.6 billion of previously approved Federal stimulus revenues being available to offset General Fund expenditures in Fiscal Year 2010-11.  In addition to these stimulus funds, the 2010-11 Governor's Budget seeks $6.9 billion of additional funds from the Federal government.

Changes in Revenues—2009 Budget Act.  The 2009 Budget Act included several major changes in General Fund revenues.  As part of the Initial 2009 Budget Act, various tax and fee increases were adopted.  For example, the General Fund sales and use tax rate was temporarily increased from 5% to 6% through June 30, 2011.  As of the 2010-11 Governor's Budget, this tax law change is expected to generate additional sales tax revenues of $4.192 billion in Fiscal Year 2009-10 and $4.456 billion in Fiscal Year 2010-11 for the General Fund.  Additionally, vehicle license fees were temporarily increased from 0.65% to 1.15%, with 0.35% going to the General Fund.  This increase will remain in effect through June 30, 2011.  As of the 2010-11 Governor's Budget, this law change is expected to generate additional revenues of approximately $1.386 billion in Fiscal Year 2009-10 and $1.472 billion in Fiscal Year 2010-11.

The 2009 Budget Act provided for a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010.  As of the 2010-11 Governor's Budget, this change is expected to generate approximately $2.728 billion of additional General Fund revenues in Fiscal Year 2009-10 and $1.072 billion in Fiscal Year 2010-11.  The Initial 2009 Budget Act also included a temporary reduction in the personal income tax exemption credit for dependents.  As of the 2010-11 Governor's Budget, this change is expected to generate approximately $1.423 billion of additional General Fund revenues in Fiscal Year 2009-10 and $702 million in Fiscal Year 2010-11.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes.  During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits.  The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year.  This allowed the budgets in those years to end with substantial positive balances.  The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

Final estimates relating to Fiscal Year 2006-07 indicated that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed.  As a result of the revised estimates and improved economic results that generated increases in tax revenues, the State estimated that the fund balance at June 20, 2006 was about $3.5 billion, of which $3 billion was in the SFEU.

2007 Budget Act.  The 2007 Budget Act was adopted by the Legislature on August 21, 2007 and signed by the Governor on August 24, 2007.  The 2007 Budget Act included the largest reserve of any budget act in the State's history ($4.1 billion) due to the large number of risks in the Act.  At the time of the release of the 2008-09 Governor's Budget, many of these risks had occurred and the planned reserve was not sufficient to keep the budget balanced through June 30, 2008.  Accordingly, the Legislature convened a special session and took a series of actions to close the budget gap, in addition to certain actions taken independently by the Governor.

Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in Fiscal Year 2006-07 to $101.2 billion in Fiscal Year 2007-08.  The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in Fiscal Year 2006-07.  The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

During Fiscal Year 2007-08, the State faced a number of issues that affected the General Fund and reduced the budget reserves included in the 2007 Budget Act, including (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) higher than expected Proposition 98 spending.  Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which could not be repeated in Fiscal Year 2008-09.

It was projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act.  Subsequent projections estimated a total reserve at June 30, 2008 of $3.113 billion.  The continuation of a positive budget reserve was significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and transfer of the BSA reserve to the General Fund ($1.495 billion).

As part of the adoption of the 2008 Budget Act, General Fund revenues for Fiscal Year 2007-08 were projected at $102 billion, an increase of $1.8 billion from 2007 Budget Act projections.  In addition, General Fund expenditures for Fiscal Year 2007-08 were projected at $103.4 billion, an increase of $1.1 billion compared to the 2007 Budget Act projection.  Legislation was adopted at the fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

2008 Budget Act.  The 2008 Budget Act was adopted by the Legislature on September 16, 2008 and signed by the Governor on September 23, 2008.  The 2008 Budget Act, combined with actions taken during the fiscal emergency legislative session, resolved the $17.3 billion budget deficit and was projected to provide a modest reserve of $1.7 billion, but projected a deficit of $1 billion for Fiscal Year 2009-10.  Under the 2008 Budget Act, General Fund revenues and transfers were projected to decrease from $103 billion in Fiscal Year 2007-08 to $102 billion in Fiscal Year 2008-09, and General Fund appropriations were estimated at $103.4, up only $100 million from Fiscal Year 2007-08.  The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion from the June 30, 2008 reserve.

The 2008 Budget Act had the following major General Fund components:

1.         Deficit Matters.  The 2008 Budget Act resolved the budget deficit via a number of solutions, 46% of which were expenditure reductions totaling $7.9 billion.  Additional solutions included: $8.4 billion in revenue increases, $0.7 billion in borrowing, a reduction in the reserve of $306 million, $855 million in transfers to the General Fund from other special funds, savings from the delay of enacting the 2008 Budget Act, a Governor's Executive Order reducing the use of certain part-time employees by the State, the use of $500 million of revenue from sales tax on gasoline to offset certain General Fund costs associated with transportation, and other one-time budgetary actions.

2.         Cash Flow Management.  In order to reduce the need for external borrowing, the Legislature approved a plan to smooth cash flow imbalances by shifting certain payments for some programs.  This plan was projected to reduce the need for external borrowing by $3 to $4 billion in Fiscal Year 2008-09.

3.         Proposition 98.  The Proposition 98 Guarantee for Fiscal Year 2008-09 was projected to grow to $58.1 billion.  The 2008 Budget Act fully funded the Proposition 98 minimum guarantee, appropriating $41.9 billion from the General Fund and the remainder from local revenue.

4.         K-12 and Higher Education.  Total expenditures for K-12 education programs in Fiscal Year 2008-09 were projected to be $71.9 billion ($42 billion from the General Fund).  The 2008 Budget Act reflected total funding for higher education of $20.7 billion, including $14.2 billion General Fund and Proposition 98 sources for all major segments of higher education.

5.         Health and Human Services.  The 2008 Budget Act included funding of $31 billion from the General Fund for Health and Human Services Programs, which was an increase of $ 1.6 billion from the revised Fiscal Year 2007-08 estimate.

6.         Transportation Funding.  The 2008-09 Budget Act included $1.42 billion to fully fund Proposition 42 in Fiscal Year 2008-09.

The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident.  The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received.  Since the enactment of the 2008 Budget Act, economic conditions in the State worsened considerably from projections.  The 2009-10 Governor's Budget projected that the State would end Fiscal Year 2008-09 with no reserve, compared to the original estimate of $1.7 billion.  Subsequent projections estimated a total reserve deficit on June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate.  Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in Fiscal Year 2008-09 and address the State's cash shortage.

2009 Budget Act.  The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence.  Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009.  At that time, amendments to the 2008 Budget Act were enacted along with, more than four months early, a full budget act for Fiscal Year 2009-10 (the "Initial 2009 Budget Act").  The State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for Fiscal Years 2008-09 and 2009-10.  It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.  These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State's financial circumstances, and assuming receipt of approximately $8 billion of Federal stimulus funds to offset General Fund costs and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase 9.3%, from $89.4 billion in Fiscal Year 2008-09 to $97.7 billion in Fiscal Year 2009-10.  The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in Fiscal Year 2008-09.  The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion.

As the recession deepened throughout the spring of 2009, revenues continued to erode and the budget again had fallen out of balance.  On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the Legislature to solve the new $24.3 billion deficit.  The Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009 the Amended 2009 Budget Act.  The prior year's resources available balance in the Amended 2009 Budget Act reflects a net increase of $72 million for Fiscal Year 2008-09 since the 2008 Budget Act.  Under the Amended 2009 Budget Act, General Fund revenues and transfers are projected to increase 6.4%, from a revised $84.1 billion in Fiscal Year 2008-09 to $89.5 billion in Fiscal Year 2009-10. The Amended 2009 Budget Act contains General Fund appropriations of $84.6 billion in Fiscal Year 2009-10, compared to $91.5 billion in Fiscal Year 2008-09, a 7.5% decrease. The June 30, 2010 total reserve initially was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

The Amended 2009 Budget Act contains the following major General Fund components:

12.              Addressing the Deficit.  The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) are wide-ranging and touch all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes).  Spending cuts are implemented in virtually every state program that receives General Fund support.  The budget solutions include spending reductions of $31 billion.  The spending reductions consist primarily of reductions in education spending under Proposition 98 ($14.9 billion), higher education ($3.3 billion), employee compensation ($2 billion) and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion).  The budget solutions also include an estimated receipt of $8 billion of Federal stimulus funds which will be used to offset General Fund expenditures.  Additional solutions include $12.5 billion of tax increases and $8.4 billion of other solutions.

13.              Federal Stimulus.  The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset General Fund expenditures in Fiscal Years 2008-09 and 2009-10.  As of the end of August 2009, approximately $5 billion has been received by the State.

14.              Cash Flow Management.  The deterioration of revenues resulted in a cash shortage in Fiscal Years 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State's obligations, the Amended 2009 Budget Act includes a number of cash solutions to better balance timing of receipts and disbursements.

15.              Proposition 98.  The Proposition 98 Guarantee for Fiscal Year 2009-10 was projected to be $50.4 billion, of which $35 billion was the General Fund portion.

16.              K-12 and Higher Education.  The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion was funded from the General Fund.  This reflects a decrease of $1.8 billion below the revised 2008 Budget Act.  The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources for all major segments of Higher Education.  This reflects an increase of $1.416 billion above the revised Fiscal Year 2008-09 estimate.

17.              Health and Human Services.  The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10, which is a decrease of $3.9 billion from the revised 2008 Budget Act.  Due to the State's severe fiscal shortfall, the Initial 2009 Budget Act included $2.4 billion in proposed General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10, and the Amended 2009 Budget Act include an additional $3.4 billion in General Fund expenditure reductions in these programs.

18.              Transportation Funding.  The Amended 2009 Budget Act includes $1.441 billion of General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10.  Proposition 1B also was passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality.  The Amended 2009 Budget Act appropriates $4.2 billion of funds from the Proposition IB bond authorization.  Additionally, the Amended 2009 Budget Act directed $953 million of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund such as debt service on transit bonds and other transportation programs.  Of this amount approximately $816 million was for uses substantially similar to those that are the subject of litigation related to the 2008 Budget Act.

Because many of the actions taken to balance the Amended 2009 Budget Act were either one-time actions, involve loans which have to be repaid or are based on temporary revenue increases or the limited receipt of Federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in Fiscal Year 2010-11 and subsequent years.  The DOF has projected that the State would, in the absence of taking additional steps to balance its budget, face operating deficits of $7.4 billion, $15.5 billion and $15.1 billion in Fiscal Years 2010-11, 2011-12 and 2012-13, respectively.

The Amended 2009 Budget Act was based on a variety of assumptions. As described above, actual circumstances or conditions in Fiscal Year 2009-10 to date have differed from such assumptions in material respects, and circumstances and conditions for the balance of Fiscal Year 2009-10 may differ from those assumptions, and the State's financial condition may continue to be adversely impacted.  Budget risks still remaining for Fiscal Year 2009-10 include, but are not limited to, the following: (i) actual revenues through the end of Fiscal Year 2009-10 may be below projected amounts; and (ii) delays in or inability of the State to implement budget solutions, or increased costs, as a result of litigation, including the furlough cases, veto actions taken by the Governor, and prison healthcare improvements described herein.

2010-2011 Proposed Budget.  The 2010-11 Governor's Budget, released on January 8, 2010, proposes to solve the estimated $19.9 billion budget gap by the end of Fiscal Year 2010-11 with a combination of spending reductions, alternative funding, fund shifts, and additional Federal funds.  The 2010-11 Governor's Budget was expected to be updated by May 14, 2010 and will serve as the basis for final negotiations between the Governor and the Legislature to reach agreement on the Fiscal Year 2010-11 budget.  The 2010-11 Governor's Budget proposes a combined total of $19.9 billion of budget solutions for Fiscal Years 2009-10 and 2010-11, which consist primarily of $8.5 billion in expenditure reductions (42.7% of total solutions), $6.9 billion in Federal funds (34.7%), $3.9 billion in alternative funding (19.6%), and $572 million in fund shifts and other revenues (2.8%).

The 2010-11 Governor's Budget projects to end Fiscal Year 2010-11 with a $1 billion reserve.  General Fund revenues and transfers for Fiscal Year 2010-11 are projected at $89.3 billion, an increase of $1.2 billion (1.4%) compared with revised estimates for Fiscal Year 2009-10.  General Fund expenditures for Fiscal Year 2010-11 are projected at $82.9 billion, a decrease of $3.2 billion (3.7%) compared with revised estimates for Fiscal Year 2009-10.  The 2010-11 Governor's Budget has the following significant components by major program area:

1.                  Business, Transportation, and Housing–General Fund expenditures are proposed to decrease by $1.4 billion (72.1%) due to a shift in funding for transportation projects.

2.                  Health and Human Services–General Fund expenditures are proposed to decrease by $2.4 billion (8.0%) from the revised Fiscal Year 2009-10 total to the proposed Fiscal Year 2010-11 total, not including General Fund offsets.

3.                  Corrections and Rehabilitation–General Fund expenditures are proposed to decrease by $1.19 billion (12.7%) not including General Fund offsets. A major reform leading to the decrease in General Fund expenditures is the reduction in funding for medical services programs to a per-inmate cost level comparable to other correctional health care programs.

4.                  Proposition 98–The Governor's Budget proposes full funding of the Proposition 98 Guarantee.  The General Fund share of the Proposition 98 funding is proposed to increase from $34.7 billion in Fiscal Year 2009-10 to $36.1 billion in Fiscal Year 2010-11.

5.                  Transportation Funding–Based on a recent court decision, the use of certain Public Transportation Account (PTA) funds is restricted.  Partially in response to this, the 2010-11 Governor's Budget proposes to eliminate all State sales taxes on gasoline, and therefore eliminate any transfer under Proposition 42.  The 2010-11 Governor's Budget proposes to increase excise taxes on fuels by 10.8 cents per gallon to make up partially for the loss in sales tax revenues.  From the revenue received in the PTA in Fiscal Year 2009-10, $57 million in Fiscal Year 2009-10 and $254 million in Fiscal Year 2010-11 will be used to fund transit programs' bond debt service costs.  The 2010-11 Governor's Budget would provide total General Fund savings of $986 million towards transportation-related bond debt service.

6.                  Federal Funding Assumptions; Trigger Mechanism–The 2010-11 Governor's Budget proposes spending reductions and extension of revenue increases that will go into effect without further action of the Legislature in the event that there is a determination by July 15, 2010, that the Federal government will not provide the $6.9 billion of additional funding proposed in the budget, including elimination of the CalWORKs Program, reducing Medi-Cal eligibility to the minimum allowed under current Federal law and eliminating most remaining optional benefits and reducing State employee salaries by an additional 5%.  The most recent Federal budget proposal provides for approximately $2.3 billion in additional Federal funding.  A recent administrative decision by the Federal government will also provide an additional $680 million in Federal stimulus funding in the Medi-Cal program.

The 2010-11 Governor's Budget revised various revenue and expenditures estimates for Fiscal Year 2009-10 and it projects that the State will end Fiscal Year 2009-10 with a negative reserve of $5.4 billion. The 2010-11 Governor's Budget reflects a net decrease of $2.476 billion in revenues available from prior years at the start of Fiscal Year 2009-10, since the Amended 2009 Budget Act.  This change in the starting balance is primarily due to the following components (i) $1.3 billion net decrease in revenues in Fiscal Year 2008-09; (ii) $713 million decrease in personal income and corporate tax revenues in Fiscal Year 2007-08; (iii) $450 million Proposition 98 settle-up payments; (iv) $836 million in non-Proposition 98 expenditure savings in Fiscal Year 2008-09; (v) $230 million increase in Proposition 98 expenditures in Fiscal Year 2008-09; and (vi) $594 million in various prior year negative adjustments.

As of the 2010-11 Governor's Budget, General Fund revenues and transfers for Fiscal Year 2009-10 are projected at a revised $88.1 billion, a decrease of $1.457 billion compared with Amended 2009 Budget Act estimates.  This change is primarily made up of the following components: (i) $2.228 billion decrease in personal income tax; (ii) $1.573 billion decrease in sales and use tax; (iii) $608 million increase in corporation tax; (iv) $1.963 billion increase in other revenues and transfers; (v) $266 million decrease in motor vehicle fees; and (vi) $39 million increase in insurance tax.

Under the 2010-11 Governor's Budget, General Fund expenditures for Fiscal Year 2009-10 are projected at $86.1 billion, an increase of $1.5 billion compared with Amended 2009 Budget Act estimates.  This increase in expenditures is primarily attributable to (i) increases in health and human services expenditures of $266.8 million; (ii) increases in prison expenditures of $906.6 million; and (iii) elimination of General Fund reimbursement of $816 million for transportation-related costs.

Litigation

The State is a party to numerous legal proceedings.  The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Budget Related Litigation.  Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act:  Steinberg v. Schwarzenegger, et al. and St. John's Well Child and Family Center, et al. v. Schwarzenegger, et al.  Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power.  Both cases seek writ relief directing the Controller to enforce the existing appropriations as reduced by the Legislature and to declare the line-item vetoes void.  The appellate court allowed the Steinberg petitioners to intervene in the St. John's action.  The appellate court then denied the writ and upheld the vetoes in the St. John's action.  Petitioners could request review of the ruling by the California Supreme Court.  The petition in the Steinberg action is still pending in trial court and petitioners may attempt to revive it.

In Poizner v. Genest, et al., the State Insurance Commissioner challenges the proposed sale of a portion of a public enterprise providing workers' compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

In Lord, et al. v. Schwarzenegger, et al., petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees.  Petitioners allege that the State budget bill enacted in July 2009 violates the California Constitution provision that requires that a statute embrace one subject expressed in its title.  The bill includes budget-related items intended to reduce various State expenses and increase various State revenues, including deferral of payment of state employee compensation and elimination of a rural health care subsidy paid to the petitioner and other state employees.  Petitioners seek a declaration that the bill is unconstitutional.  If petitioners are successful, this case could nullify the entire bill.

In Shaw, et al. v. People ex rel. Chiang et al., the plaintiffs challenge certain provisions of the 2007 Budget Act and related legislation.  Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (i) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (ii) to fund various other transportation programs.  The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful.  On appeal, the appellate court held that the entire $1.2 billion at issue had been improperly appropriated.  The State filed a petition for review in the California Supreme Court, which was denied.  The matter was remanded to the trial court for further proceedings consistent with the appellate court's decision.  The trial court entered judgment requiring the State to reimburse the Public Transportation Account $1.1 billion for Fiscal Year 2007-08.  The State is challenging this judgment as a violation of separation of powers.

Petitioners in California Redevelopment Association, et al., challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds.  Petitioners are asking the trial court to enjoin implementation of the legislation.  A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties.

In several cases, petitioners challenge the Governor's executive orders directing the furlough without pay of State employees.  The first order, issued on December 19,2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010.  The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.  In four cases, the trial court upheld the Governor's authority to order furloughs:  Professional Engineers in California Government et al. v. Schwarzenegger, et al.; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; Service Employees International Union, Local 1000  v. Schwarzenegger, et al.; and California Correctional Peace Officers' Association v. Schwarzenegger, et al.  Three of the petitioners have appealed.

Various other actions are pending with respect to other challenges to these executive orders, including challenges to the application of the furlough to certain classes and types of employees, the accrual of furlough time, procedural violations concerning the promulgation of the order and unlawful interference with constitutionally mandated obligations to certain plan participants.

In a separate action, Schwarzenegger; et al. v. Chiang, et al., the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General.  The trial court ruled in favor of the Governor, and various parties have appealed.

In TOMRA Pacific, Inc. et al. v. Chiang, et al., plaintiffs challenge three transfers totaling $415.7 million from a special State recycling fund to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of State law.  In California Chamber of Commerce et al. v. Chiang et al., which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion violates the provision of the State Constitution that requires that a statute embrace one subject.  Recently enacted legislation would make certain statutory changes that would affect how plaintiffs in these cases are reimbursed retroactive to January 1, 2010.  At the present time, it is unknown how the legislation will affect this litigation.

In California Medical Association v. Schwarzenegger, et al., plaintiff challenged the transfer of $6 million from the Medical Board's special fund to the General Fund and sought its repayment.  The trial court ruled in the favor of the State on this issue.

Tax Refund Cases.  Five actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional.  Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board.  An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board ("FTB").  Bakersfield Mall LLC v. Franchise Tax Board, was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court.  A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action.  CA-Centerside II, LLC v. Franchise Tax Board.  If either case proceeds as a class action, the claimed refunds would be significant.

Plaintiff in River Garden Retirement Home v. California v. Franchise Tax Board alleges that the penalty under the State's tax amnesty program is unconstitutional.  The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested.  The trial court granted summary judgment for the FTB, and plaintiff appealed.  The potential fiscal impact of the case could be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The trial court ruled in favor of plaintiff and the State Board of Equalization appealed.  A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board, the plaintiff is challenging the denial of a deduction for dividends under the State's Revenue and Taxation Code.  After the Tax Code was held to be unconstitutional, the FTB allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statue was still open.  The trial court sustained the demur of the FTB on this issue; plaintiff also challenges the tax amnesty penalty.  An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Services Tax Cases (Dell, Inc. v. State Board of Equalization), the appellate court ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers.  The State will now be required to refund the tax with interest.  The amount of the refund has not yet been determined, but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board challenge a section of Revenue and Taxation Code which imposes a penalty for large understatement of corporate tax, alleging it violates the State and Federal constitutions, and was not properly enacted. The trial court ruled in favor of the Franchise Tax board. Petitioner has appealed. An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters.  In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site.  Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site.  The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State.  The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending.  ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board.  Atlantic Richfield Co. v. State of California.  ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past clean up efforts.  It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to Federal and State agencies.  The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement.  The State denies plaintiffs' claims.  The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established.  The possible fiscal impact on the General Fund is unknown at this time.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims.  In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang.  Both Suever and Taylor are styled as class actions but to date no class has been certified.  The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights.  In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid.  The district court certified this issue for appeal.  Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment.  The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed.  The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in Federal court for anything other than the return of their property or the proceeds of its sale. The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court.

Action Seeking Damages for Alleged Violations of Privacy Rights.  In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband.  This matter has been certified as a class action.  The trial court granted judgment in favor of the State.  Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees.  Plaintiffs may seek further review of the trial court's rulings.  If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada.  Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit.  The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling.  The economic damages claim exceeds $500 million.  On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees.  The total judgment with interest is approximately $490 million.  The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal.  The State will vigorously pursue its appeal of this unprecedented award.

Actions to Increase Amount of State Aid for Dependent Children.  In Katie A., et al. v. Bonta, et al., a class action against Department of Health Services ("DHS"), Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care.  The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members.  Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master.  On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings.  Plaintiffs filed another motion for preliminary injunction in the district court.  The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. At this time, it is unknown what financial impact this unprecedented litigation would have on the General Fund.

Local Government Mandate Claims and Actions.  In litigation filed in November 2007, California School Boards Association et al. v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the State Constitution.  Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement.  The trial court ruled that the Legislature had improperly failed to fund State education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs.  The State has appealed the ruling regarding the failure to fund mandates and plaintiffs filed a cross-appeal regarding the denial of an order to pay $900 million allegedly owed.  The trial court judgment has been stayed pending resolution of the appeal.  At this time it is unknown what fiscal impact this matter would have upon the General Fund.

In Department of Finance v. Commission on State Mandates, et al, the DOF is seeking to overturn a determination of the Commission on State Mandates that a State law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the Federal requirements for individualized education plans and, therefore, is an unfunded State mandate.  The parties have reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in Fiscal Year 2011-12, and will permanently increase the special education funding formula by $65 million annually, beginning in Fiscal Year 2009-10.  If the Legislature does not approve the settlement, trial in this matter is set for December 2010.

In January 1987, the Commission on State Mandates determined that a test claim known as Graduation Requirements constitutes a reimbursable State-mandated program by requiring completion of a second science course for graduation from high school.  An eligible claimant is any school district or county office of education, except for community college districts, that incur increased costs as a result of the mandate.  In November 2008, following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims San Diego Unified School District, el a1. v. Commission on State Mandates, el al. and Woodland Joint Unified School District v. Commission on State Mandates, et al., the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee.  The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in anyone fiscal year.  The DOF is currently preparing to appeal the Commission's decision.

Actions Relating to Certain Tribal Gaming Compacts.  In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts").  Those Amended Compacts are being challenged in three pending cases.  A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band.  The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California.  The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses, and a claim for damages sough for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith.  The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed.  On appeal, the Rincon Band did not challenge the validity of the Amended Compacts.  The appellate court reversed the dismissal of the claim involving the total number of gaming device licenses and affirmed the dismissal of the Rincon's claim for damages.  The U.S. Supreme Court denied the State's petition, seeking review of the Ninth Circuit's decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties.  Rincon's request for summary judgment on its claim regarding the authorized number of gaming device licenses is pending in district court.  The court, however, granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith and denied summary judgment on other Rincon claims regarding negotiation of a compact amendment and disposition of licenses issued to tribes with amended compacts, and both parties appealed.  The Ninth Circuit denied the State's request to ask the California Supreme Court to interpret a State constitutional provision regarding the State's authority to negotiate gaming compacts with tribes.

Hollywood Park Land Co., et al. v. Golden State Transportation, et. al. is an action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds.  Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief.  The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts.  Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that the State regulations that address remedies for alleged violation of tribal gaming compacts, violate the due process rights of the tribe and its members.  The trial court granted judgment in favor of the defendants; the appellate court upheld the dismissal.  On March 18, 2010, the California Supreme Court ordered that publication of the appellate court's decision could proceed, thereby indicating it will not review this matter further.

San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machines licenses are available for issuance to all tribes that signed compacts with the State than the number of such licenses determined by the State in 2002.  Should relief be granted and more licenses available, the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State.  An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts.  The district court dismissed the complaint, and plaintiff appealed.  The Ninth Circuit reversed the order and remanded the matter back to district court.

In Twenty-Nine Palms Band of Mission Indians v. Schwarzenegger; et al., plaintiff seeks a declaration that monetary distributions made to tribe members and derived from its casino gambling operation profits and income earned by tribe members by means of employment at the tribe casino, are exempt from State taxation based upon the Federal Constitution, Federal statutes and the Tribal Compact between plaintiffs and the State.  It is currently unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Healthcare Reform.  The adult prison health care delivery system includes medical health care, mental health care and dental health care.  The annual budget for this system is exceeds $1.8 billion.  The system is operated by the California Department of Corrections and Rehabilitation, and affects approximately 33 prisons throughout the State.  There are three significant cases pending in Federal district courts challenging the constitutionality of prison health care.  Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care.  A fourth case, Armstrong v. Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.  In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system.  The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases.  To date, ongoing costs of remedial activities have been incorporated into the State's budget process.  However, at this time, it is unknown what financial impact this litigation would have on the State's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.  The Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt for failing to fund prison healthcare capital projects that the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects.  On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver.  The court indicated it would proceed later with the additional amounts requested by the Receiver.  The State appealed that order and the Ninth Circuit dismissed the State's appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings.  On March 24, 2009, the district court denied the State's motion to terminate the Receiver, and the State has appealed that order.

In Plata and Coleman a three-judge panel was convened consider plaintiffs' motion for to issue a prisoner release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care.  After a trial, in August 2009, the panel issued an order requiring the State to prepare a plan for the release of approximately 46,000 prisoners in the next two years.  The State has filed an appeal in the U.S. Supreme Court.

Actions Seeking Medi-Cal Reimbursements and Fees.  In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of Federal Medicaid law, the Federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State's receipt of Federal funds. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

Various other pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers.  In Independent Living Center of Southern California, et al. v. Shewry, et al., health care advocates, Medi-Cal providers and recipients challenge various reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled.  Plaintiffs seek injunctive relief to prevent implementation of these measures.  This matter has been removed to Federal court.  The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the  reduction.  The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services.  The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions and also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008.  The Ninth Circuit denied both petitions for rehearing filed by the State.  The State filed a petition for certiorari in the U.S. Supreme Court.  The district court amended the injunction to apply retroactively; the State filed a petition for a stay.  A final decision adverse to the State in this matter could result in additional costs to the General Fund of $56 million.

In California Medical Associate, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements,  State laws and regulations and the California Constitution.  The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request.  Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case.  A final decision adverse to the State in this matter would result in costs to the General Fund of $508.2 million.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the Federal Medicaid requirements, State law and the Federal and State Constitutions. At this time it is unknown what fiscal impact this case would have on the General Fund.

Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities.  The State's highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities.  The Department of Transportation's current design standards include ADA-compliant standards for new construction, but a significant portion of previously constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards.  In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks.  Californians for Disability Rights, Inc. v. California Department of Transportation et al. are two class actions filed in State court and Federal court on behalf of mobility-impaired and visually impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities.  The lawsuit attempts to accelerate and expand the Department's ongoing ADA efforts on existing facilities.  Costs for both new construction and remedial work associated with such efforts come from the State Highway Account.  Since 1995, the Department's ADA compliance costs have exceeded $100 million.  The parties have reached a settlement agreement in the Federal action, pursuant to which the State would expend $1.1 billion over thirty years to be paid from the State Highway Operations account.  A hearing regarding the settlement is anticipated in April 2010.  The State court action has been tentatively dismissed contingent upon approval of the settlement in the Federal action.

Construction-Related Actions Against the Department of Transportation.  Willemsen, et al. v. State of California. et al. is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a State highway.  It was originally filed by the owners of 595 homes who sought damages in the amount of $600 million, alleging excessive dust and noise as well as structural damage to some of the homes.  Approximately half of the plaintiffs are no longer pursuing these claims.

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al., relates to an agreement between Caltrans and South Bay Expressway ("SBX") for the design, construction and operation of a private-public partnership project in San Diego County.  SBX contracted with Otay River Constructors ("ORC") for the design and construction of the project, consisting of the privately-funded toll road initially contemplated by the parties and the publicly and privately funded gap and connector project to connect the toll road to existing State highways.  ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against Caltrans for breach of contract and indemnification, seeking $295 million in damages.  Trial is currently set for January 2010.  In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation.  ORC has filed a motion to join this arbitration with the litigation.

APPENDIX E

Set forth below, as to each share class of each Fund, as applicable, are those shareholders of record known by each Fund to own 5% or more of a class of shares of the Fund as of May 13, 2010.

Dreyfus Cash Management

Institutional Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (36.2096%); (2) Boston & Co., PO Box 534005, Pittsburgh, PA 15253-4005 (24.9094%).

Investor Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (68.1748%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (13.7116%).

Administrative Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (51.5907%); (2) Boston & Co., Attn: Cash Sweep, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (13.2988%); (3) First National Bank Santa Fe, PO Box 609, Santa Fe, NM 87504-0609 (9.3209%); (4) Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052 (8.6270%); (5) Stifel Nicolaus & Co. Inc. for the Exclusive Benefit of Customers, 500 N Broadway, Saint Louis, MO 63102-2110 (7.0279%).

Participant Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (66.7075%).

Agency Shares:  (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (97.6389%).

Dreyfus Cash Management Plus, Inc.

Institutional Shares: (1) Bost & Co, PO Box 534005, Pittsburgh, PA 15253-4005 (37.7937%); (2) Teachers Retirement System of LA – LA Drop, 8401 United Plaza Blvd Ste 3, Baton Rouge, LA 70809-7017 (9.1646%); (3) Union Bank TR Nominee, FBO Lowes Companies Inc., TR# 6731013180, PO Box 85484, San Diego, CA 92186-5484 (6.1988%); (4) Comerica Bank Attn: Tricia Rail, 201 W Fort Street – 3rd Floor MC3089, Detroit, MI 48226-3215 (6.0577%).

Investor Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (76.3480%); (2) Northern Trust as Trustee FBO, Gannett Company Defined Contribution Plan – DV, PO Box 92994, Chicago, IL ###-##-#### (6.7487%).

Administrative Shares: (1) Morgan Keegan & Co. Inc., 50 N Front Street, Memphis, TN 38103-2126 (39.6410%); (2) Boston & Co., Attn: Cash Sweep, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (24.9474%); (3) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (15.6319%).

Participant Shares: (1) First Republic Bank, Investment Division, 111 Pine Street, San Francisco, CA 94111-5602 (47.0129%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (26.7339%).

Select Shares: (1) Reliance Trust Company, For the Benefit of Integrity Investments, 1100 Abernathy Road, Atlanta, GA 30328-5620 (100.0000%).

Service Shares: (1) Boston & Co., Attn: Cash Sweep 153-3615, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (99.8439%).

Agency Shares:  (1) BNY Mellon Corporation, MBC Investments Corporation, 100 White Clay Center Dr. Suite 102, AIM#195-0100, Newark, DE 19711-5480 (100.0000%).

Dreyfus Government Cash Management

Institutional Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (38.9407%); (2) Boston & Co., PO Box 534005, Pittsburgh, PA 15253-4005 (25.3503%).

Investor Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (54.2299%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (30.7814%).

Administrative Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (29.6153%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (28.6333%); (3) Morgan Keegan & Co., For the Exclusive Benefit of Customers, 50 N Front St, Memphis, TN 38103-2126 (19.0855%).

Participant Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (34.1660%); (2) BNP Paribas Prime Brokerage, Inc., Charles Ricottone, 787 7th Ave 8th Fl, New York, NY 10019-6018 (14.7503%); (3) Tivoli Partners, LP, 42 East 81st St, New York, NY 10028-0202 (10.4247%); (4) Phineus Master Fund, LTD., 251 Post St. Ste 500, San Francisco, CA 94108-5018 (7.7445%).

Agency Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (98.5647%).

Dreyfus Government Prime Cash Management

Institutional Shares: (1) Boston & Co., Attn: Cash Sweep 153-3615, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (40.6380%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (40.0686%).

Investor Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (44.9755%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (30.7668%).

Administrative Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (26.0117%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (7.9208%); (3) Bank of America Securities LLC, Money Market Funds Omnibus, 200 N College St Fl 3, Charlotte, NC 28202-2191 (7.3150%); (4) First Republic Bank, Investment Division, 111 Pine St, San Francisco, CA 94111-5602 (6.9197%).

Participant Shares: (1) National Financial Services Corp., for the Exclusive Benefit of its Customers, Attn: Mutual Funds Dept., 5th Floor, One World Financial Center, 200 Liberty St., New York, NY 10281-1003 (26.0595%); (2) Jefferies & Company Inc, For the Benefit of our Customers, 34 Exchange Place, Plaza III Ste 705, Jersey City, NJ 07302-3885 (24.7794%); (3) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (16.9107%); (4) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (14.1900%); (5) First Republic Bank, Investment Division, 111 Pine Street, San Francisco, CA 94111-5602 (13.8891%).

Agency Shares: (1) Hare & Co c/o Bank of New York Short Term Investment Funds, 111 Sanderscreek Pkwy 2nd Fl, E Syracuse, NY 13057-1382 (100.0000%).

Dreyfus Treasury & Agency Cash Management

Institutional Shares: (1) Boston & Co., Attn:  Cash Sweep, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (36.0921%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (34.3596%).

Investor Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (45.1002%); (2) Mellon Financial Corporation Attn: AIS Operations, Mellon Client Service Center, 500 Ross St Rm 154-0940, Pittsburgh, PA 15262-0001 (14.0128%); (3) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (13.0347%); (4) Zions First National Bank, Trust Department, P.O. Box 30880, Salt Lake City, UT 84130-0880 (10.6487%); (5) Egap & Co., A Partnership, Attn: Trust Operations, PO Box 820, Burlington, VT 05402-0820 (6.0432%).

Administrative Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (21.1426%); (2) Boston & Co., Attn:  Cash Sweep, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (17.2351%); (3) Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052 (16.6361%).

Participant Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (70.9684%); (2) Jefferies & Company Inc., 34 Exchange Place, Plaza III Ste. 705, Jersey City, NJ 07302-3885 (12.7214%); (3) Lighthouse Capital, LP, 193 Miller Park Road, Milford, NJ 08848-1964 (5.5793%).

Select Shares: (1) Stratevest & Co., PO Box 2499, Brattleboro, VT 05303-2499 (58.5237%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (35.3439%); (3) Band & Co. c/o US Bank, 1555 North Rivercenter Dr. Ste 302, Milwaukee, WI 53212-3958 (6.1323%).

Service Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (79.8276%); (2) Reliance Trust Co FBO Integrity Investments, 1100 Abernathy Road, Atlanta, GA 30328-5620 (15.5260%).

Premier Shares:  (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Parkway, 2nd Floor, E. Syracuse, NY 13057-1382 (100.0000%).

Agency Shares:  (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Parkway, 2nd Floor, E. Syracuse, NY 13057-1382 (100.0000%).

Dreyfus Treasury Prime Cash Management

Institutional Shares: (1) Boston & Co., Attn:  Cash Sweep, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (43.4632%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (12.9417%); (3) BNY (OCS) Nominees Limited, 1 Canada Square, London, UK E14 5AL (5.7643%).

Investor Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (35.4261%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (30.1243%); (3) Bost & Co, PO Box 534005, Pittsburgh, PA 15253-4005 (11.0356%); (4) First Republic Bank, Investment Division, 111 Pine Street, San Francisco, CA 94111-5602 (5.8638%); (5) BNP Paribas Prime Brokerage, Inc., Charles Ricottone, 787 7th Ave 8th Fl, New York, NY 10019-6018 (5.2475%).

Administrative Shares: (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (51.1053%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (18.7178%); (3) BNP Paribas Prime Brokerage, Inc., Charles Ricottone, 787 7th Ave 8th Fl, New York, NY 10019-6018 (7.7263%); (4) Bank of the West, Attn: Treasury Operations, 1450 Treat Blvd., NC-TRE-02-H, Walnut Creek, CA 94597-7579 (5.8477%); (5) Banc of America Securities LLC, Money Market Funds Omnibus, 200 N College St Fl 3, Charlotte, NC 28255-0001 (5.8208%).

Participant Shares: (1) First Republic Bank, Investment Division, 111 Pine Street, San Francisco, CA 94111-5602 (24.3314%); (2) Jefferies & Company Inc, For the Benefit of our Customers, 34 Exchange Place, Plaza III Ste 705, Jersey City, NJ 07302-3885 (11.4625%);  (3) Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers, 500 N Broadway, Saint Louis, MO 63102-2110 (8.9926%); (4) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (8.9426%); (5) Morgan Keegan & Co. Inc., 50 Front Street, Floor 4, Memphis, TN 38103-2126 (7.7541%); (6) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (7.4908%); (7) Saturn & Co, c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 5501, Boston, MA 02206-5501 (7.0820%).

Agency Shares:  (1) DOW Chemical/Rohm & Haas Attn: Nancy Steinbech, Newport Office VII, 480 Washington Blvd 29th Fl, Jersey City, NJ 07310-2053 (95.4177%).

Dreyfus Municipal Cash Management Plus

Institutional Shares:  (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (18.2663%); (2) Comcast Cable Funding 1 Inc., Attn: Patrick F. Scanlon, Cash Mgmt, 1201 N. Market Street, Suite 1000, Wilmington, DE 19801-1807 (17.3623%); (3) Boston & Co., Attn: Cash Sweep, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (16.2399%); (4) UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 (9.5400%); (5) Mac & Co, Attn – MPWM Operations Mutual Fund Unit, PO Box 534005, Pittsburgh, PA 15253-4005 (6.9873%); (6) Janney Montgomery Scott LLC, 1801 Market St., Philadelphia, PA 19103-1628 (5.5825%); (7) JP Morgan Clearing Corp., FBO 4200495317, Attn: Denise DiLorenzo-Siegel, One Metronorth Center North, Brooklyn, NY 11201-3832  (5.5151%).

Investor Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (89.6535%).

Administrative Shares: (1) Morgan Keegan & Co., Inc., 50 N Front Street, Memphis, TN 38103-2126 (70.5801%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (27.9887%).

Participant Shares: (1) First Republic Bank, Investment Division, 111 Pine Street, San Francisco, CA 94111-5602 (64.9725%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (31.4808%).

Agency Shares:  (1) Morgan Stanley & Co, Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, NJ 07311 (99.8696%).

Dreyfus Tax Exempt Cash Management

Institutional Shares: (1) Bost & Co, Attn: Cash Sweep 153-3615, 3 Mellon Bank Center, Pittsburgh, PA 15259-0001 (31.6409%); (2) Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052 (11.5374%); (3) National Financial Services Corp. for Exclusive Benefit of our Customers, Attn: Mutual Funds Dept 5th Floor, One World Financial Center, 200 Libery St., New York, NY 10281-1003 (7.0898%); (4) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Parkway, 2nd Floor, E. Syracuse, NY 13057-1382 (6.7293%).

Investor Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (60.3247%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Floor, E. Syracuse, NY 13057-1382 (29.5350%).

Administrative Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (70.5814%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Parkway, 2nd Floor, E. Syracuse, NY 13057-1382 (19.9786%).

Participant Shares: (1) Saturn & Co., c/o Investors Bank & Trust Company, P.O. Box 5501, Boston, MA 02206-5501 (47.3057%); (2) Laba & Co., 135 S LaSalle St., I L 4-135-18-11, Chicago, IL 60603-4177 (36.5681%); (3) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Parkway, 2nd Floor, E. Syracuse, NY 13057-1382 (12.0359%).

Agency Shares:  (1) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Parkway, 2nd Floor, E. Syracuse, NY 13057-1382 (100.0000%).

Dreyfus New York Municipal Cash Management

Institutional Shares: (1) Boston & Co, PO Box 534005, Pittsburgh, PA 15253-4005 (67.0021%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (8.6869%); (3) Reliance Trust Co, 1100 Abernathy Rd, 500 Northpark Suite 400, Atlanta, GA 30328 (7.1746%).

Investor Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (92.0233%); (2) Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Parkway, 2nd Floor, E. Syracuse, NY 13057-1382 (7.0978%).

Administrative Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (67.3858%); (2) Banc of America Securities LLC, Money Market Funds Omnibus, 200 N College St Fl 3, Charlotte, NC 28202-2191 (26.1305%); (3) Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 (6.4074%).

Participant Shares: (1) Hudson Valley Bank N.A., Attn: Sinead Fitzsimons Trust Dept, 21 Scarsdale Rd, Yonkers, NY 10707-3204 (52.8762%); (2) First Republic Bank, Investment Division, 111 Pine Street, San Francisco, CA 94111-5602 (43.3556%).

Agency Shares:  (1) BNY Mellon Corporation, MBC Investments Corporation, 100 White Clay Center Dr. Suite 102, AIM#195-0100, Newark, DE 19711-5480 (100.0000%).

Dreyfus California AMT-Free Municipal Cash Management

Institutional Shares:  (1) Wells Fargo Brokerage Services LLC, Attn: Michelle Herrick, 608 2nd Ave South, Minneapolis, MN 55479-0001 (55.2380%); (2) National Financial Services Corp., Attn: Mutual Funds Dept., One World Financial Center, 200 Liberty St., New York, NY 10281-1003 (24.8045%); (3) UBS WM USA, 499 Washinton Blvd, Jersey City, NJ 07310-1995 (18.1861%).

Investor Shares:  (1) National Financial Services Corp., Attn: Mutual Funds Dept., One World Financial Center, 200 Liberty St., New York, NY 10281-1003 (75.2304%); (2) Chinyol & Donna Family Trust & Donna Yi Ttee UA DTD 05/24/1995, Chinyol & Donna Family Trust, 20 Sunset Harbor, Newport Coast, CA 92657-1706 (14.3145%); (3) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (10.1616%).

Administrative Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (96.9536%).

Participant Shares:  (1) First Republic Bank, Investment Division, 111 Pine Street, San Francisco, CA 94111-5602 (99.5522%).

Agency Shares:  (1) BNY Mellon Corporation, MBC Investments Corporation, 100 White Clay Center Dr. Suite 102, AIM#195-0100, Newark, DE 19711-5480 (100.0000%).

Dreyfus New York AMT-Free Municipal Cash Management

Institutional Shares:  (1) Kamran Hakim, 3 West 57th Street, 7th Fl, New York, NY 10019-3407 (45.4357%); (2) Mac & Co., P.O. Box 534005, Pittsburgh, PA 15253-4005 (24.4848%); (3) UBS WM USA, 299 Washington Blvd, Jersey City, NJ 07310-1995 (20.4295%).

Investor Shares:  (1) Mac & Co., P.O. Box 534005, Pittsburgh, PA 15253-4005 (79.1713%); (2) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (14.6609%).

Administrative Shares: (1) Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (99.7823%).

Participant Shares:  (1) BNY Mellon Corporation, MBC Investments Corporation, 100 White Clay Center Dr. Suite 102, AIM#195-0100, Newark, DE 19711-5480 (99.9999%).

Classic Shares:  (1) Bank of NY Mellon as Agent for Seymour Insurance Company c/o The Durst Organization, 1 Bryant Park Fl 49, New York, NY 10036-6715 (21.0262%); (2) Bank of NY Mellon as Agent for 4TS II LLC, c/o The Durst Organization, 1 Bryant Park Fl 49, New York, NY 10036-6715 (10.9555%); (3) BNY Mellon, N.A. as Agent for John E. Baumgardner, c/o Sullivan and Cromwell, 125 Broad St, New York, NY 10004-2400 (9.0836%).